UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05430

SSGA FUNDS

(Exact name of registrant as specified in charter)

One Iron Street, Boston, Massachusetts 02210

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Sean O’Malley, Esq. Senior Vice President and Deputy General Counsel c/o SSGA Funds Management, Inc. One Iron Street Boston, Massachusetts 02210	Timothy W. Diggins, Esq. Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code: (617) 664-1465

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

Item 1. Reports to Stockholders.

(a) The Reports to Shareholders are attached herewith.

Annual Report
August 31, 2021
SSGA Funds
State Street S&P 500 Index Fund
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

[This Page Intentionally Left Blank]

State Street S&P 500 Index Fund
Management's Discussion of Fund Performance (Unaudited)
The State Street S&P 500 Index Fund (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s® 500 Index (the “Index”).
For the 12-month period ended August 31, 2021 (the “Reporting Period”), the total return for the Fund was 31.01%, and the Index was 31.17%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Expenses, managing cash inflows to and outflows from the Fund, and small security misweights contributed to the difference between the Fund’s performance and that of the Index.
The performance throughout Reporting Period was primarily positive; nine of the twelve months posted positive returns. After a dip in September, the Fund posted a gain of 12.15% in the last quarter of 2020. Markets reacted positively to reduced chances of tax hikes and tighter regulation for technology and health care sectors. The last days of the year brought long-awaited relief for pandemic-stricken companies and households. US lawmakers finally agreed on a pandemic relief plan that will extend many of the provisions under the Coronavirus Aid, Relief and Economic Security Act, including renewing direct payments to households and more generous unemployment benefits. The Fed also explicitly committed to purchasing at least US$80 billion worth of Treasuries and agency MBS every month until substantial progress was deemed to be made toward its inflation and employment goals.
At the start of 2021, the Democratic Party’s victory in Georgia paved way for further stimulus measures, which may have resulted in the Fund gaining 6.15% during Q1. In addition, the infection rate continued to trend down and the vaccine rollout accelerated during the period with the vaccination goal being raised from 100 million to 200 million.
During the next five months, to close out the Reporting Period, the fund gained another 14.43% as the pandemic was reined in, consumer spending increased and growth stocks rebounded. During this time period, first-quarter earnings were reported and grew strongly and the prospects of fiscal stimulus improved in the context of President Biden, concluding a bipartisan deal to boost infrastructure spending by US$600 billion. President Biden completed 100 days in office and outlined two more spending packages – a US$2.3 trillion American Jobs Plan and a US$1.8 trillion American Families Plan, with many key tax credits from the Rescue bill being extended or made permanent. The plans were designed to bolster the country’s infrastructure and ensure a more equitable recovery. Spending for the plans were being planned via an increase in the corporate, top marginal income and capital gains tax rates.
Throughout the Reporting Period, all eleven sectors posted positive returns, ranging from +14.44% to +56.52%. The top performing sectors were Financials, Energy and Communication Services. The bottom performing sectors were Consumer Staples, Consumer Discretionary and Utilities.
The fund used futures in order to expose cash and dividends to the market during the Reporting Period. The Fund’s use of futures detracted from the Fund’s performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were: Microsoft Corporation, Alphabet Inc- Class A, and Alphabet Inc- Class C. The top negative contributors to the Fund’s performance during the Reporting Period were: Amazon.com Inc, Salesforce.com and Pharmaceuticals Inc..
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
1

State Street S&P 500 Index Fund
Performance Summary (Unaudited)
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Past performance is not a guarantee of future results.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Line graph is based on cumulative total return.
Average Annual Total Returns as of August 31, 2021
	Total Return One Year Ended August 31, 2021	Average Annual Total Return Five Years Ended August 31, 2021	Average Annual Total Return Ten Years Ended August 31, 2021
State Street S&P 500 Index Fund	31.01%	17.90%	16.21%
S&P 500® Index(1)	31.17%	18.02%	16.34%
(1)	The State Street S&P 500® Index Fund seeks to replicate the total return of the S&P 500® Index.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the State Street S&P 500 Index Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.19%.
“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of Standard & Poor’s Corporation and have been licensed for use by the SSGA Funds. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Product.
Performance data reflects an expense limitation currently in effect, without which returns would have been lower.
See accompanying notes to financial statements.
2

State Street S&P 500 Index Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of August 31, 2021

Description	% of Net Assets
Apple, Inc.	6.1%
Microsoft Corp.	5.8
Amazon.com, Inc.	3.8
Facebook, Inc.	2.3
Alphabet, Inc.	2.3
TOTAL	20.3%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of August 31, 2021

% of Net Assets
Software	9.3%
Interactive Media & Services	6.8
Technology Hardware, Storage & Peripherals	6.4
Semiconductors & Semiconductor Equipment	5.5
IT Services	4.8
Banks	4.1
Internet & Direct Marketing Retail	4.0
Health Care Equipment & Supplies	3.8
Pharmaceuticals	3.6
Capital Markets	3.0
Equity Real Estate Investment Trusts (REITs)	2.5
Health Care Providers & Services	2.5
Oil, Gas & Consumable Fuels	2.2
Specialty Retail	2.1
Hotels, Restaurants & Leisure	2.0
Biotechnology	1.9
Insurance	1.9
Entertainment	1.9
Automobiles	1.8
Chemicals	1.7
Machinery	1.6
Electric Utilities	1.6
Aerospace & Defense	1.5
Diversified Financial Services	1.4
Life Sciences Tools & Services	1.4
Beverages	1.4
Food & Staples Retailing	1.3
Household Products	1.3
Media	1.3
Industrial Conglomerates	1.1
Diversified Telecommunication Services	1.1
Road & Rail	0.9
Communications Equipment	0.9
Food Products	0.8
Multi-Utilities	0.7
Textiles, Apparel & Luxury Goods	0.7
Tobacco	0.7
Consumer Finance	0.6
Electronic Equipment, Instruments & Components	0.6
Air Freight & Logistics	0.6
Electrical Equipment	0.6
Building Products	0.5
Multiline Retail	0.5
Household Durables	0.4
Professional Services	0.4
Commercial Services & Supplies	0.4
Metals & Mining	0.4
Containers & Packaging	0.3
Airlines	0.2
Wireless Telecommunication Services	0.2
Personal Products	0.2
Energy Equipment & Services	0.2
Trading Companies & Distributors	0.2
Auto Components	0.1
Construction Materials	0.1
Distributors	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Health Care Technology	0.1
Independent Power & Renewable Electricity Producers	0.1
Construction & Engineering	0.0*
Leisure Equipment & Products	0.0*
See accompanying notes to financial statements.
3

State Street S&P 500 Index Fund
Portfolio Statistics (Unaudited)  (continued)

		% of Net Assets
	Gas Utilities	0.0*%
	Short-Term Investments	1.2
	Other Assets in Excess of Liabilities	0.3
	TOTAL	100.0%
*	Amount shown represents less than 0.05% of net assets.
(The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.
4

STATE STREET S&P 500 INDEX FUND
SCHEDULE OF INVESTMENTS
August 31, 2021

Security Description	Shares	Value
COMMON STOCKS — 98.5%
COMMUNICATION SERVICES — 11.3%
Activision Blizzard, Inc.	34,400	$ 2,833,528
Alphabet, Inc. Class A (a)	13,223	38,266,701
Alphabet, Inc. Class C (a)	12,445	36,205,492
AT&T, Inc.	314,300	8,618,106
Cars.com, Inc. (a)	1	13
Charter Communications, Inc. Class A (a)	6,000	4,899,960
Comcast Corp. Class A	200,030	12,137,820
Discovery, Inc. Class A (a)	6,597	190,258
Discovery, Inc. Class C (a)	13,760	379,638
DISH Network Corp. Class A (a)	11,017	480,231
Electronic Arts, Inc.	12,221	1,774,611
Facebook, Inc. Class A (a)	105,007	39,837,556
Fox Corp. Class A	15,003	561,712
Fox Corp. Class B	5,600	193,928
Interpublic Group of Cos., Inc.	17,628	656,291
Live Nation Entertainment, Inc. (a)	6,000	520,200
Lumen Technologies, Inc. (b)	43,887	539,810
Netflix, Inc. (a)	19,496	11,096,928
News Corp. Class A	18,814	422,751
News Corp. Class B	7,500	165,225
Omnicom Group, Inc.	9,650	706,573
Take-Two Interactive Software, Inc. (a)	5,500	886,710
T-Mobile US, Inc. (a)	25,950	3,555,669
Twitter, Inc. (a)	34,100	2,199,450
Verizon Communications, Inc.	182,551	10,040,305
ViacomCBS, Inc. Class B	25,531	1,058,260
Walt Disney Co. (a)	79,338	14,383,979
		192,611,705
CONSUMER DISCRETIONARY — 11.7%
Advance Auto Parts, Inc.	2,500	507,125
Amazon.com, Inc. (a)	18,802	65,257,793
Aptiv PLC (a)	11,881	1,808,169
AutoZone, Inc. (a)	988	1,530,560
Bath & Body Works, Inc.	10,346	698,148
Best Buy Co., Inc.	9,913	1,154,964
Booking Holdings, Inc. (a)	1,808	4,157,803
BorgWarner, Inc.	10,723	457,658
Caesars Entertainment, Inc. (a)	9,400	955,322
CarMax, Inc. (a)	7,197	901,136
Carnival Corp. (a)	35,949	867,809
Chipotle Mexican Grill, Inc. (a)	1,214	2,310,643
D.R. Horton, Inc.	13,879	1,327,110
Darden Restaurants, Inc.	6,217	936,591
Dollar General Corp.	10,087	2,248,493
Dollar Tree, Inc. (a)	9,782	885,662
Domino's Pizza, Inc.	1,700	878,713
Security Description	Shares	Value
eBay, Inc.	27,458	$ 2,107,127
Etsy, Inc. (a)	5,700	1,232,682
Expedia Group, Inc. (a)	5,975	863,387
Ford Motor Co. (a)	172,660	2,249,760
Gap, Inc.	10,064	269,011
Garmin, Ltd.	6,560	1,144,261
General Motors Co. (a)	57,077	2,797,344
Genuine Parts Co.	6,120	747,803
Hanesbrands, Inc.	16,800	313,824
Hasbro, Inc.	6,328	622,106
Hilton Worldwide Holdings, Inc. (a)	12,200	1,523,292
Home Depot, Inc.	46,410	15,138,014
Las Vegas Sands Corp. (a)	14,800	660,228
Leggett & Platt, Inc.	6,444	311,825
Lennar Corp. Class A	12,725	1,365,520
LKQ Corp. (a)	11,800	621,742
Lowe's Cos., Inc.	31,312	6,384,204
Marriott International, Inc. Class A (a)	12,252	1,655,735
McDonald's Corp.	32,415	7,697,266
MGM Resorts International	17,500	745,850
Mohawk Industries, Inc. (a)	2,169	428,941
Newell Brands, Inc.	17,050	433,240
NIKE, Inc. Class B	55,902	9,209,295
Norwegian Cruise Line Holdings, Ltd. (a)	16,300	421,192
NVR, Inc. (a)	140	725,192
O'Reilly Automotive, Inc. (a)	3,120	1,853,530
Penn National Gaming, Inc. (a)	6,700	543,370
Pool Corp.	1,600	790,880
PulteGroup, Inc.	11,943	643,250
PVH Corp. (a)	3,351	351,151
Ralph Lauren Corp.	2,236	259,667
Ross Stores, Inc.	15,244	1,804,890
Royal Caribbean Cruises, Ltd. (a)(b)	9,900	819,027
Starbucks Corp.	50,992	5,991,050
Tapestry, Inc. (a)	13,100	528,192
Target Corp.	21,944	5,419,729
Tesla, Inc. (a)	33,700	24,793,764
TJX Cos., Inc.	53,550	3,894,156
Tractor Supply Co.	4,974	966,199
Ulta Beauty, Inc. (a)	2,400	929,544
Under Armour, Inc. Class A (a)	8,476	196,135
Under Armour, Inc. Class C (a)	9,278	186,117
VF Corp.	13,328	1,019,192
Whirlpool Corp.	2,759	611,201
Wynn Resorts, Ltd. (a)	4,559	463,605
Yum! Brands, Inc.	13,190	1,728,286
		200,345,475
CONSUMER STAPLES — 5.7%
Altria Group, Inc.	79,570	3,996,801

See accompanying notes to financial statements.
5

STATE STREET S&P 500 INDEX FUND
SCHEDULE OF INVESTMENTS  (continued)
August 31, 2021

Security Description	Shares	Value
Archer-Daniels-Midland Co.	24,392	$ 1,463,520
British American Tobacco PLC ADR	1	38
Brown-Forman Corp. Class B	7,127	500,458
Campbell Soup Co.	8,783	366,515
Church & Dwight Co., Inc.	11,000	920,260
Clorox Co.	5,479	920,746
Coca-Cola Co.	169,022	9,517,629
Colgate-Palmolive Co.	36,079	2,812,358
Conagra Brands, Inc.	20,751	687,273
Constellation Brands, Inc. Class A	7,476	1,578,483
Costco Wholesale Corp.	19,434	8,851,993
Estee Lauder Cos., Inc. Class A	10,363	3,528,498
General Mills, Inc.	26,822	1,550,580
Hershey Co.	6,015	1,068,865
Hormel Foods Corp.	12,498	569,159
J.M. Smucker Co.	4,255	526,216
Kellogg Co.	11,607	732,866
Kimberly-Clark Corp.	15,173	2,090,991
Kraft Heinz Co.	28,051	1,009,555
Kroger Co.	34,310	1,579,289
Lamb Weston Holdings, Inc.	7,000	456,050
McCormick & Co., Inc.	10,022	864,798
Molson Coors Beverage Co. Class B	9,209	437,704
Mondelez International, Inc. Class A	62,294	3,866,588
Monster Beverage Corp. (a)	16,987	1,657,421
PepsiCo, Inc.	60,838	9,514,455
Philip Morris International, Inc.	69,087	7,115,961
Procter & Gamble Co.	107,713	15,337,254
Sysco Corp.	22,435	1,786,948
Tyson Foods, Inc. Class A	11,891	933,681
Walmart, Inc.	59,799	8,856,232
Walgreens Boots Alliance, Inc.	32,813	1,665,260
		96,764,445
ENERGY — 2.4%
APA Corp.	18,270	355,900
Baker Hughes Co.	32,394	737,935
Cabot Oil & Gas Corp.	20,922	332,451
ChampionX Corp. (a)	1	23
Chevron Corp.	83,998	8,128,486
ConocoPhillips	60,327	3,349,958
Devon Energy Corp.	26,380	779,529
Diamondback Energy, Inc.	8,100	624,834
EOG Resources, Inc.	25,663	1,732,766
Exxon Mobil Corp.	186,872	10,188,261
Halliburton Co.	39,467	788,551
Hess Corp.	12,044	828,025
Kinder Morgan, Inc.	84,976	1,382,559
Marathon Oil Corp.	35,489	416,996
Marathon Petroleum Corp.	28,584	1,694,174
Security Description	Shares	Value
Nov, Inc. (a)	18,541	$ 244,185
Occidental Petroleum Corp.	37,237	956,619
ONEOK, Inc.	19,804	1,040,106
Phillips 66	19,192	1,364,359
Pioneer Natural Resources Co.	10,224	1,530,226
Schlumberger NV	61,993	1,738,284
Valero Energy Corp.	18,886	1,252,331
Williams Cos., Inc.	52,910	1,306,348
		40,772,906
FINANCIALS — 11.0%
Aflac, Inc.	26,874	1,523,218
Allstate Corp.	13,267	1,794,760
American Express Co.	28,052	4,655,510
American International Group, Inc.	37,932	2,069,570
Ameriprise Financial, Inc.	5,263	1,436,325
Aon PLC Class A	10,147	2,910,768
Arthur J Gallagher & Co.	8,600	1,235,132
Assurant, Inc.	2,646	450,111
Bank of America Corp.	331,466	13,838,706
Bank of New York Mellon Corp.	35,791	1,976,379
Berkshire Hathaway, Inc. Class B (a)	82,919	23,695,763
BlackRock, Inc.	6,118	5,771,048
Capital One Financial Corp.	19,368	3,214,507
Cboe Global Markets, Inc.	4,700	592,905
Charles Schwab Corp.	65,389	4,763,589
Chubb, Ltd.	19,541	3,593,981
Cincinnati Financial Corp.	6,005	741,017
Citigroup, Inc.	91,593	6,586,453
Citizens Financial Group, Inc.	18,900	827,631
CME Group, Inc.	15,992	3,225,906
Comerica, Inc.	6,717	496,453
Discover Financial Services	12,777	1,638,267
Everest Re Group, Ltd.	1,600	423,840
Fifth Third Bancorp	31,254	1,214,530
First Republic Bank	8,000	1,591,520
Franklin Resources, Inc.	10,551	342,274
Globe Life, Inc.	4,584	440,385
Goldman Sachs Group, Inc.	15,088	6,239,039
Hartford Financial Services Group, Inc.	16,130	1,084,259
Huntington Bancshares, Inc.	65,365	1,015,118
Intercontinental Exchange, Inc.	24,925	2,979,285
Invesco, Ltd.	16,189	409,906
JPMorgan Chase & Co.	132,472	21,188,896
KeyCorp.	43,079	875,365
Lincoln National Corp.	7,410	508,697
Loews Corp.	10,012	559,370
M&T Bank Corp.	6,134	858,821
MarketAxess Holdings, Inc.	1,800	856,656
Marsh & McLennan Cos., Inc.	22,034	3,463,745
MetLife, Inc.	33,826	2,097,212

See accompanying notes to financial statements.
6

STATE STREET S&P 500 INDEX FUND
SCHEDULE OF INVESTMENTS  (continued)
August 31, 2021

Security Description	Shares	Value
Moody's Corp.	7,234	$ 2,754,490
Morgan Stanley	65,561	6,846,535
MSCI, Inc.	3,700	2,347,946
Nasdaq, Inc.	5,025	983,795
Northern Trust Corp.	9,610	1,138,977
People's United Financial, Inc.	22,434	368,591
PNC Financial Services Group, Inc.	18,842	3,600,706
Principal Financial Group, Inc.	11,226	750,009
Progressive Corp.	25,952	2,500,216
Prudential Financial, Inc.	17,337	1,835,642
Raymond James Financial, Inc.	5,800	811,420
Regions Financial Corp.	41,343	844,638
S&P Global, Inc.	10,698	4,747,986
State Street Corp. (c)	15,847	1,472,345
SVB Financial Group (a)	2,300	1,286,850
Synchrony Financial	23,871	1,187,582
T Rowe Price Group, Inc.	10,020	2,243,177
Travelers Cos., Inc.	11,098	1,772,462
Truist Financial Corp.	58,598	3,343,602
Unum Group	9,624	256,191
US Bancorp	58,030	3,330,342
Wells Fargo & Co.	182,046	8,319,502
Willis Towers Watson PLC	5,828	1,286,356
WR Berkley Corp.	7,000	527,170
Zions Bancorp NA	7,358	426,028
		188,169,475
HEALTH CARE — 13.2%
Abbott Laboratories	78,049	9,863,052
AbbVie, Inc.	77,852	9,402,965
ABIOMED, Inc. (a)	2,200	800,712
Agilent Technologies, Inc.	12,975	2,276,723
Align Technology, Inc. (a)	3,200	2,268,800
AmerisourceBergen Corp.	6,752	825,162
Amgen, Inc.	25,391	5,726,432
Anthem, Inc.	10,719	4,021,019
Baxter International, Inc.	22,770	1,735,529
Becton Dickinson and Co.	12,877	3,241,141
Biogen, Inc. (a)	6,747	2,286,626
Bio-Rad Laboratories, Inc. Class A (a)	900	724,338
Bio-Techne Corp.	1,700	848,538
Boston Scientific Corp. (a)	61,077	2,757,627
Bristol-Myers Squibb Co.	98,377	6,577,486
Cardinal Health, Inc.	13,024	683,630
Catalent, Inc. (a)	7,200	939,168
Centene Corp. (a)	25,378	1,598,306
Cerner Corp.	13,763	1,050,805
Charles River Laboratories International, Inc. (a)	2,200	976,492
Cigna Corp.	15,184	3,213,694
Cooper Cos., Inc.	2,300	1,036,633
CVS Health Corp.	58,433	5,048,027
Security Description	Shares	Value
Danaher Corp.	27,578	$ 8,939,685
DaVita, Inc. (a)	2,972	388,648
DENTSPLY SIRONA, Inc.	8,566	528,522
DexCom, Inc. (a)	4,300	2,276,506
Edwards Lifesciences Corp. (a)	27,570	3,230,653
Eli Lilly & Co.	34,662	8,952,848
Gilead Sciences, Inc.	55,846	4,064,472
HCA Healthcare, Inc.	11,400	2,883,972
Henry Schein, Inc. (a)	5,200	393,068
Hologic, Inc. (a)	11,300	894,395
Humana, Inc.	5,817	2,358,328
IDEXX Laboratories, Inc. (a)	3,800	2,560,288
Illumina, Inc. (a)	6,500	2,971,540
Incyte Corp. (a)	9,000	688,410
Intuitive Surgical, Inc. (a)	5,156	5,432,155
IQVIA Holdings, Inc. (a)	8,600	2,233,678
Johnson & Johnson	115,241	19,951,674
Laboratory Corp. of America Holdings (a)	4,047	1,227,779
McKesson Corp.	7,129	1,455,314
Medtronic PLC	59,004	7,875,854
Merck & Co., Inc.	111,498	8,506,182
Mettler-Toledo International, Inc. (a)	1,000	1,552,830
Moderna, Inc. (a)	13,500	5,085,315
Organon & Co.	11,149	377,840
PerkinElmer, Inc.	5,032	929,914
Perrigo Co. PLC	6,714	274,938
Pfizer, Inc.	244,148	11,247,898
Quest Diagnostics, Inc.	5,758	879,995
Regeneron Pharmaceuticals, Inc. (a)	4,658	3,136,697
ResMed, Inc.	6,300	1,830,339
STERIS PLC	4,300	924,543
Stryker Corp.	14,595	4,044,275
Teleflex, Inc.	2,200	870,012
Thermo Fisher Scientific, Inc.	17,312	9,607,294
UnitedHealth Group, Inc.	41,222	17,159,482
Universal Health Services, Inc. Class B	3,200	498,432
Vertex Pharmaceuticals, Inc. (a)	11,048	2,212,804
Viatris, Inc.	55,572	813,018
Waters Corp. (a)	2,715	1,124,064
West Pharmaceutical Services, Inc.	3,300	1,490,346
Zimmer Biomet Holdings, Inc.	9,127	1,373,157
Zoetis, Inc.	21,128	4,321,944
		225,472,013
INDUSTRIALS — 8.1%
3M Co.	25,743	5,013,192
A.O. Smith Corp.	6,500	472,680
Alaska Air Group, Inc. (a)	5,900	338,306
Allegion PLC	4,037	581,288

See accompanying notes to financial statements.
7

STATE STREET S&P 500 INDEX FUND
SCHEDULE OF INVESTMENTS  (continued)
August 31, 2021

Security Description	Shares	Value
American Airlines Group, Inc. (a)	28,800	$ 574,272
AMETEK, Inc.	10,001	1,359,836
Boeing Co. (a)	24,424	5,361,068
C.H. Robinson Worldwide, Inc.	6,482	583,769
Carrier Global Corp.	35,579	2,049,350
Caterpillar, Inc.	24,355	5,135,739
Cintas Corp.	3,822	1,512,633
Copart, Inc. (a)	8,600	1,241,152
CSX Corp.	97,377	3,167,674
Cummins, Inc.	6,544	1,544,253
Deere & Co.	13,854	5,237,228
Delta Air Lines, Inc. (a)	27,866	1,126,901
Dover Corp.	6,345	1,106,314
Eaton Corp. PLC	17,699	2,979,804
Emerson Electric Co.	26,469	2,792,479
Equifax, Inc.	5,095	1,387,165
Expeditors International of Washington, Inc.	7,644	952,748
Fastenal Co.	25,884	1,445,621
FedEx Corp.	10,750	2,856,167
Fortive Corp.	15,381	1,136,194
Fortune Brands Home & Security, Inc.	6,200	603,694
Generac Holdings, Inc. (a)	2,800	1,223,544
General Dynamics Corp.	9,889	1,980,866
General Electric Co.	47,393	4,995,696
Honeywell International, Inc.	30,603	7,097,142
Howmet Aerospace, Inc.	18,563	589,375
Huntington Ingalls Industries, Inc.	1,800	367,506
IDEX Corp.	3,400	761,600
IHS Markit, Ltd.	16,300	1,965,780
Illinois Tool Works, Inc.	12,771	2,973,855
Ingersoll Rand, Inc. (a)	17,591	932,675
Jacobs Engineering Group, Inc.	5,457	736,477
JB Hunt Transport Services, Inc.	3,800	674,120
Johnson Controls International PLC	30,793	2,303,316
Kansas City Southern	4,104	1,151,870
L3Harris Technologies, Inc.	9,212	2,146,488
Leidos Holdings, Inc.	6,400	627,904
Lockheed Martin Corp.	10,790	3,882,242
Masco Corp.	10,939	664,216
Nielsen Holdings PLC	17,175	368,575
Norfolk Southern Corp.	10,968	2,780,827
Northrop Grumman Corp.	6,686	2,458,442
Old Dominion Freight Line, Inc.	4,400	1,270,368
Otis Worldwide Corp.	18,389	1,695,834
PACCAR, Inc.	15,135	1,239,102
Parker-Hannifin Corp.	5,814	1,724,839
Pentair PLC	7,891	608,870
Quanta Services, Inc.	6,693	683,355
Security Description	Shares	Value
Raytheon Technologies Corp.	66,052	$ 5,598,568
Republic Services, Inc.	9,214	1,143,734
Robert Half International, Inc.	4,374	452,272
Rockwell Automation, Inc.	5,079	1,652,961
Rollins, Inc.	10,425	405,741
Roper Technologies, Inc.	4,635	2,240,003
Snap-on, Inc.	2,272	511,086
Southwest Airlines Co. (a)	26,927	1,340,426
Stanley Black & Decker, Inc.	6,950	1,343,226
Textron, Inc.	9,706	705,335
Trane Technologies PLC	10,516	2,087,426
TransDigm Group, Inc. (a)	2,500	1,518,675
Union Pacific Corp.	29,438	6,383,336
United Airlines Holdings, Inc. (a)	14,300	665,093
United Parcel Service, Inc. Class B	31,655	6,192,668
United Rentals, Inc. (a)	3,200	1,128,480
Verisk Analytics, Inc.	7,100	1,432,496
W.W. Grainger, Inc.	2,012	872,604
Waste Management, Inc.	17,104	2,653,001
Westinghouse Air Brake Technologies Corp.	7,982	716,704
Xylem, Inc.	7,934	1,081,484
		138,589,730
INFORMATION TECHNOLOGY — 27.5%
Accenture PLC Class A	27,682	9,316,654
Adobe, Inc. (a)	20,913	13,879,958
Advanced Micro Devices, Inc. (a)	52,900	5,857,088
Akamai Technologies, Inc. (a)	7,534	853,225
Amphenol Corp. Class A	26,360	2,019,967
Analog Devices, Inc.	23,307	3,797,876
ANSYS, Inc. (a)	3,800	1,388,368
Apple, Inc.	688,456	104,528,274
Applied Materials, Inc.	40,853	5,520,466
Arista Networks, Inc. (a)	2,400	886,872
Autodesk, Inc. (a)	9,470	2,936,552
Automatic Data Processing, Inc.	18,265	3,818,116
Broadcom, Inc.	17,935	8,917,461
Broadridge Financial Solutions, Inc.	5,200	895,544
Cadence Design Systems, Inc. (a)	12,300	2,010,804
CDW Corp.	5,700	1,143,477
Cisco Systems, Inc.	186,229	10,991,236
Citrix Systems, Inc.	5,778	594,383
Cognizant Technology Solutions Corp. Class A	23,927	1,825,869
Corning, Inc.	35,350	1,413,646
DXC Technology Co. (a)	12,091	443,982
Enphase Energy, Inc. (a)	6,000	1,042,380
F5 Networks, Inc. (a)	2,959	602,364
Fidelity National Information Services, Inc.	27,686	3,537,440

See accompanying notes to financial statements.
8

STATE STREET S&P 500 INDEX FUND
SCHEDULE OF INVESTMENTS  (continued)
August 31, 2021

Security Description	Shares	Value
Fiserv, Inc. (a)	26,484	$ 3,119,550
FleetCor Technologies, Inc. (a)	3,900	1,026,792
Fortinet, Inc. (a)	6,000	1,890,840
Gartner, Inc. (a)	3,900	1,204,086
Global Payments, Inc.	12,718	2,068,456
Hewlett Packard Enterprise Co.	55,063	851,274
HP, Inc.	53,263	1,584,042
Intel Corp.	175,820	9,504,829
International Business Machines Corp.	38,647	5,423,720
Intuit, Inc.	12,126	6,864,650
IPG Photonics Corp. (a)	1,400	238,952
Jack Henry & Associates, Inc.	3,600	634,968
Juniper Networks, Inc.	16,444	476,547
Keysight Technologies, Inc. (a)	7,700	1,381,226
KLA Corp.	6,473	2,200,561
Lam Research Corp.	6,381	3,859,356
Mastercard, Inc. Class A	38,149	13,208,328
Microchip Technology, Inc.	12,106	1,905,000
Micron Technology, Inc. (a)	49,728	3,664,954
Microsoft Corp.	330,577	99,794,585
Monolithic Power Systems, Inc.	2,000	989,860
Motorola Solutions, Inc.	7,428	1,814,066
NetApp, Inc.	8,943	795,301
NortonLifeLock, Inc.	27,003	717,200
NVIDIA Corp.	109,048	24,410,395
NXP Semiconductors NV	11,700	2,517,021
Oracle Corp.	80,570	7,181,204
Paychex, Inc.	13,931	1,594,682
Paycom Software, Inc. (a)	2,200	1,075,580
PayPal Holdings, Inc. (a)	51,258	14,796,134
PTC, Inc. (a)	4,700	618,802
Qorvo, Inc. (a)	5,000	940,150
QUALCOMM, Inc.	49,985	7,332,300
salesforce.com, Inc. (a)	42,105	11,169,193
Seagate Technology Holdings PLC	8,176	716,136
ServiceNow, Inc. (a)	8,500	5,470,940
Skyworks Solutions, Inc.	7,300	1,339,258
Synopsys, Inc. (a)	6,700	2,226,008
TE Connectivity, Ltd.	14,549	2,185,551
Teledyne Technologies, Inc. (a)	2,026	938,808
Teradyne, Inc.	7,900	959,376
Texas Instruments, Inc.	40,906	7,809,364
Trimble, Inc. (a)	10,100	951,622
Tyler Technologies, Inc. (a)	1,700	825,690
VeriSign, Inc. (a)	4,020	869,365
Visa, Inc. Class A	73,940	16,939,654
Western Digital Corp. (a)	13,106	828,299
Western Union Co.	18,240	394,714
Xilinx, Inc.	10,242	1,593,553
Security Description	Shares	Value
Zebra Technologies Corp. Class A (a)	2,200	$ 1,291,774
		470,416,718
MATERIALS — 2.5%
Air Products & Chemicals, Inc.	9,607	2,589,183
Albemarle Corp.	5,300	1,254,722
Amcor PLC	68,730	883,180
Avery Dennison Corp.	3,618	815,461
Ball Corp.	14,216	1,364,167
Celanese Corp.	5,000	793,000
CF Industries Holdings, Inc.	10,430	473,731
Corteva, Inc.	32,677	1,436,808
Dow, Inc.	32,010	2,013,429
DuPont de Nemours, Inc.	23,574	1,744,947
Eastman Chemical Co.	5,872	664,475
Ecolab, Inc.	10,989	2,476,481
FMC Corp.	5,622	526,388
Freeport-McMoRan, Inc.	66,164	2,407,708
International Flavors & Fragrances, Inc.	10,944	1,658,016
International Paper Co.	17,308	1,040,038
Linde PLC	23,029	7,244,693
LyondellBasell Industries NV Class A	12,022	1,206,408
Martin Marietta Materials, Inc.	2,855	1,088,469
Mosaic Co.	15,516	499,305
Newmont Corp.	33,773	1,958,496
Nucor Corp.	12,906	1,517,229
Packaging Corp. of America	4,300	652,310
PPG Industries, Inc.	10,288	1,641,450
Sealed Air Corp.	7,569	461,936
Sherwin-Williams Co.	10,261	3,115,958
Vulcan Materials Co.	6,190	1,150,907
Westrock Co.	11,848	616,570
		43,295,465
REAL ESTATE — 2.6%
Alexandria Real Estate Equities, Inc. REIT	6,100	1,258,857
American Tower Corp. REIT	19,882	5,808,924
AvalonBay Communities, Inc. REIT	5,829	1,338,222
Boston Properties, Inc. REIT	6,121	691,612
CBRE Group, Inc. Class A (a)	15,108	1,454,900
Crown Castle International Corp. REIT	19,142	3,726,756
Digital Realty Trust, Inc. REIT	12,000	1,966,920
Duke Realty Corp. REIT	17,700	929,427
Equinix, Inc. REIT	3,838	3,237,161
Equity Residential REIT	15,238	1,281,059
Essex Property Trust, Inc. REIT	2,955	977,337
Extra Space Storage, Inc. REIT	5,500	1,028,005
Federal Realty Investment Trust REIT	3,400	414,018

See accompanying notes to financial statements.
9

STATE STREET S&P 500 INDEX FUND
SCHEDULE OF INVESTMENTS  (continued)
August 31, 2021

Security Description	Shares	Value
Healthpeak Properties, Inc. REIT	22,877	$ 823,572
Host Hotels & Resorts, Inc. REIT (a)	33,659	557,393
Iron Mountain, Inc. REIT (b)	14,174	676,808
Kimco Realty Corp. REIT	19,416	423,074
Mid-America Apartment Communities, Inc. REIT	5,100	981,087
Prologis, Inc. REIT	32,945	4,436,374
Public Storage REIT	6,652	2,152,654
Realty Income Corp. REIT	16,800	1,213,296
Regency Centers Corp. REIT	5,799	397,927
SBA Communications Corp. REIT	4,900	1,758,953
Simon Property Group, Inc. REIT	13,935	1,873,561
UDR, Inc. REIT	13,200	713,064
Ventas, Inc. REIT	17,503	979,118
Vornado Realty Trust REIT	7,646	320,214
Welltower, Inc. REIT	18,181	1,591,383
Weyerhaeuser Co. REIT	31,198	1,123,128
		44,134,804
UTILITIES — 2.5%
AES Corp.	31,759	758,087
Alliant Energy Corp.	9,800	595,742
Ameren Corp.	10,856	952,288
American Electric Power Co., Inc.	22,143	1,983,349
American Water Works Co., Inc.	7,600	1,385,100
Atmos Energy Corp.	6,100	594,811
CenterPoint Energy, Inc.	27,035	678,308
CMS Energy Corp.	12,501	801,689
Consolidated Edison, Inc.	15,900	1,199,655
Dominion Energy, Inc.	36,224	2,819,676
DTE Energy Co.	8,039	967,413
Duke Energy Corp.	32,991	3,452,838
Edison International	15,305	885,241
Entergy Corp.	9,200	1,017,612
Evergy, Inc.	9,399	643,362
Eversource Energy	14,143	1,283,194
Exelon Corp.	41,659	2,042,124
FirstEnergy Corp.	21,829	848,493
NextEra Energy, Inc.	86,928	7,301,083
NiSource, Inc.	18,878	465,343
NRG Energy, Inc.	11,598	529,681
Pinnacle West Capital Corp.	4,756	365,736
Security Description	Shares	Value
PPL Corp.	35,556	$ 1,043,569
Public Service Enterprise Group, Inc.	22,036	1,408,982
Sempra Energy	13,624	1,803,273
Southern Co.	46,884	3,081,685
WEC Energy Group, Inc.	14,187	1,340,388
Xcel Energy, Inc.	24,200	1,663,750
		41,912,472
TOTAL COMMON STOCKS (Cost $328,867,474)		1,682,485,208

SHORT-TERM INVESTMENTS — 1.2%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.03% (d) (e)	19,985,484	19,985,484
State Street Navigator Securities Lending Portfolio II (c) (f)	1,230,063	1,230,063
TOTAL SHORT-TERM INVESTMENTS (Cost $21,215,547)		21,215,547
TOTAL INVESTMENTS — 99.7% (Cost $350,083,021)		1,703,700,755
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		5,408,122
NET ASSETS — 100.0%		$ 1,709,108,877
(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at August 31, 2021.
(c)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended August 31, 2021 are shown in the Affiliate Table below.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended August 31, 2021 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at August 31, 2021.
(f)	Investment of cash collateral for securities loaned.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

At August 31, 2021, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Index (long)	113	09/17/2021	$24,087,996	$25,540,825	$1,452,829
See accompanying notes to financial statements.
10

STATE STREET S&P 500 INDEX FUND
SCHEDULE OF INVESTMENTS  (continued)
August 31, 2021

During the period ended August 31, 2021, average notional value related to futures contracts was $21,091,674.
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of August 31, 2021.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$1,682,485,208	$—	$—	$1,682,485,208
Short-Term Investments	21,215,547	—	—	21,215,547
TOTAL INVESTMENTS	$1,703,700,755	$—	$—	$1,703,700,755
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts(a)	1,452,829	—	—	1,452,829
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ 1,452,829	$—	$—	$ 1,452,829
TOTAL INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	$1,705,153,584	$—	$—	$1,705,153,584
(a)	Futures Contracts are valued at unrealized appreciation (depreciation).
Affiliate Table
	Number of Shares Held at 8/31/20	Value at 8/31/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 8/31/21	Value at 8/31/21	Dividend Income
State Street Corp.	20,147	$1,371,809	$ —	$ 312,814	$183,409	$229,941	15,847	$ 1,472,345	$34,470
State Street Institutional U.S. Government Money Market Fund, Class G Shares	5,765,914	5,765,914	208,038,637	193,819,067	—	—	19,985,484	19,985,484	—
State Street Navigator Securities Lending Portfolio II	1,303,868	1,303,868	14,418,648	14,492,453	—	—	1,230,063	1,230,063	20,606
Total		$8,441,591	$222,457,285	$208,624,334	$183,409	$229,941		$22,687,892	$55,076
See accompanying notes to financial statements.
11

State Street S&P 500 Index Fund
Statement of Assets and Liabilities
August 31, 2021

ASSETS
Investments in unaffiliated issuers, at value*	$1,681,012,863
Investments in affiliated issuers, at value	22,687,892
Total Investments	1,703,700,755
Receivable from broker — accumulated variation margin on futures contracts	1,390,648
Receivable for fund shares sold	10,274,695
Dividends receivable — unaffiliated issuers	2,121,901
Dividends receivable — affiliated issuers	382
Securities lending income receivable — unaffiliated issuers	148
Receivable from Adviser	42,028
Prepaid expenses and other assets	12,353
TOTAL ASSETS	1,717,542,910
LIABILITIES
Net Cash at Broker	51,414
Payable upon return of securities loaned	1,230,063
Payable for fund shares repurchased	6,729,360
Advisory fee payable	130,337
Custodian fees payable	19,542
Administration fees payable	49,612
Shareholder servicing fee payable	34,328
Distribution fees payable	52,922
Transfer agent fees payable	60,287
Registration and filing fees payable	2,694
Professional fees payable	47,397
Printing and postage fees payable	18,239
Accrued expenses and other liabilities	7,838
TOTAL LIABILITIES	8,434,033
NET ASSETS	$1,709,108,877
NET ASSETS CONSIST OF:
Paid-in Capital	$ 234,511,283
Total distributable earnings (loss)	1,474,597,594
NET ASSETS	$1,709,108,877
NET ASSET VALUE PER SHARE
Net asset value per share	$ 286.85
Shares outstanding (unlimited amount authorized, $0.01 par value)	5,958,157
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$ 328,451,854
Investments in affiliated issuers	21,631,167
Total cost of investments	$ 350,083,021
* Includes investments in securities on loan, at value	$ 1,664,446
See accompanying notes to financial statements.
12

State Street S&P 500 Index Fund
Statement of Operations
For the Year Ended August 31, 2021

INVESTMENT INCOME
Interest income — unaffiliated issuers	$ 915
Dividend income — unaffiliated issuers	23,030,932
Dividend income — affiliated issuers	34,470
Unaffiliated securities lending income	1,010
Affiliated securities lending income	20,606
Foreign taxes withheld	(1,161)
TOTAL INVESTMENT INCOME (LOSS)	23,086,772
EXPENSES
Advisory fee	465,341
Administration fees	775,568
Shareholder servicing fees	372,272
Distribution fees	573,920
Custodian fees	118,882
Trustees’ fees and expenses	35,502
Transfer agent fees	254,130
Registration and filing fees	58,380
Professional fees and expenses	71,625
Printing and postage fees	61,076
Insurance expense	22,374
Miscellaneous expenses	29,107
TOTAL EXPENSES	2,838,177
Expenses waived/reimbursed by the Adviser	(402,895)
NET EXPENSES	2,435,282
NET INVESTMENT INCOME (LOSS)	$ 20,651,490
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	257,232,205
Investments — affiliated issuers	183,409
Futures contracts	4,381,005
Net realized gain (loss)	261,796,619
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	134,800,272
Investments — affiliated issuers	229,941
Futures contracts	1,335,442
Net change in unrealized appreciation/depreciation	136,365,655
NET REALIZED AND UNREALIZED GAIN (LOSS)	398,162,274
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$418,813,764
See accompanying notes to financial statements.
13

State Street S&P 500 Index Fund
Statements of Changes in Net Assets

	Year Ended 8/31/21	Year Ended 8/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 20,651,490	$ 30,981,354
Net realized gain (loss)	261,796,619	121,654,173
Net change in unrealized appreciation/depreciation	136,365,655	157,243,285
Net increase (decrease) in net assets resulting from operations	418,813,764	309,878,812
Distributions to shareholders	(210,170,347)	(101,778,161)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	212,581,202	326,280,339
Reinvestment of distributions	204,655,169	99,047,950
Cost of shares redeemed	(526,227,206)	(551,757,204)
Net increase (decrease) in net assets from beneficial interest transactions	(108,990,835)	(126,428,915)
Net increase (decrease) in net assets during the period	99,652,582	81,671,736
Net assets at beginning of period	1,609,456,295	1,527,784,559
NET ASSETS AT END OF PERIOD	$1,709,108,877	$1,609,456,295
SHARES OF BENEFICIAL INTEREST(a):
Shares sold	825,394	1,504,171
Reinvestment of distributions	871,746	(449,545)
Shares redeemed	(2,085,747)	(2,486,173)
Net increase (decrease)	(388,607)	(532,457)
(a)	After the close of trading on April 17, 2020, the State Street S&P 500 Index Fund underwent a 1-for-6 reverse share split. The historical per share activity presented here has been retroactively adjusted to reflect this split. See Note 11.
See accompanying notes to financial statements.
14

State Street S&P 500 Index Fund
Financial Highlights
Selected data for a share outstanding throughout each period

	Year Ended 8/31/21	Year Ended 8/31/20(a)	Year Ended 8/31/19(a)(b)	Year Ended 8/31/18(a)(b)	Year Ended 8/31/17(a)(b)
Net asset value, beginning of period	$ 253.59	$ 222.06	$ 244.74	$ 215.94	$ 203.10
Income (loss) from investment operations:
Net investment income (loss) (c)	3.43	4.55	4.38(d)(e)	3.96(d)(e)	3.96(d)(e)
Net realized and unrealized gain (loss)	66.60	42.08	(2.52)	36.72	26.82
Total from investment operations	70.03	46.63	1.86	40.68	30.78
Distributions to shareholders from:
Net investment income	(2.88)	(4.20)	(4.26)	(4.68)	(3.84)
Net realized gains	(33.89)	(10.90)	(20.28)	(7.20)	(14.10)
Total distributions	(36.77)	(15.10)	(24.54)	(11.88)	(17.94)
Net asset value, end of period	$ 286.85	$ 253.59	$ 222.06	$ 244.74	$ 215.94
Total return (f)	31.01%	22.14%	2.71%	19.41%	16.06%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,709,109	$1,609,456	$1,527,785	$1,606,947	$1,571,873
Ratios to average net assets:
Total expenses	0.18%	0.19%	0.20%	0.20%	0.20%
Net expenses	0.16%(d)(e)	0.16%(d)(e)	0.16%(d)(e)	0.16%(d)(e)	0.16%(d)(e)
Net investment income (loss)	1.33%(d)(e)	2.02%(d)(e)	2.00%(d)(e)	1.74%(d)(e)	1.91%(d)(e)
Portfolio turnover rate	4%	5%	3%(g)	2%(g)	3%(g)
(a)	After the close of trading on April 17, 2020, State Street S&P 500 Index Fund underwent a 1-for-6 reverse share split. The historical per share activity presented here has been retroactively adjusted to reflect this split. See Note 11.
(b)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the affiliated Portfolio prior to the discontinuance of the master feeder structure.
(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(d)	Reflects amounts waived by the administrator.
(e)	Reflects amounts waived and/or reimbursed by the investment adviser.
(f)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of the Fund. Results represent past performance and are not indicative of future results.
(g)	Portfolio turnover is from the Fund's Portfolio prior to discontinuance of master-feeder structure.
See accompanying notes to financial statements.
15

SSGA Funds
STATE STREET S&P 500 INDEX FUND
Notes to Financial Statements — August 31, 2021

1.    Organization
The SSGA Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.
As of August 31, 2021, the Trust consists of three (3) series (and corresponding classes, each of which have the same rights and privileges, including voting rights), each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at $0.001 par value. The financial statements herein relate to the following series (the “Fund”):
Fund	Classes	Commencement of Operations	Diversification Classification
State Street S&P 500 Index Fund	Class N	December 30, 1992	Diversified
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2.    Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation
The Fund's investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Fund. The Board has responsibility for overseeing the determination of the fair value of investments.
Valuation techniques used to value the Fund's investments by major category are as follows:
•   Equity investments traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.
•   Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.
•   Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.
16

SSGA Funds
STATE STREET S&P 500 INDEX FUND  (continued)
Notes to Financial Statements — August 31, 2021

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
Various inputs are used in determining the value of the Fund's investments.
The Fund values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•  Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;
•   Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
•   Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
The value of the Fund’s investments according to the fair value hierarchy as of August 31, 2021 is disclosed in the Fund’s Schedule of Investments.
Investment Transactions and Income Recognition
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from the sale and disposition of investments are determined using the identified cost method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, or when the information becomes available, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value.
The Fund invests in real estate investment trusts (“REITs”). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Fund’s policy is to record all REIT distributions initially as dividend income and re-designate a portion of the capital or capital gains distributions at year end based on information provided by the REIT and/or SSGA Funds Management, Inc.’s (the “Adviser” or “SSGA FM”) estimates of such re-designations for which actual information has not yet been reported.
Expenses
Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and relative net assets of the Fund within the Trust.
Distributions
Distributions from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
17

SSGA Funds
STATE STREET S&P 500 INDEX FUND  (continued)
Notes to Financial Statements — August 31, 2021

3.    Derivative Financial Instruments
Futures Contracts
The Fund may enter into futures contracts to meet its objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Securities deposited, if any, are designated on the Schedules of Investments and cash deposited, if any, is included in Net cash at broker on the Statements of Assets and Liabilities. Subsequent payments are made or received by the Fund equal to the daily change in the contract value, accumulated, exchange rates, and or other transactional fees. The accumulation of those payments are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.
Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate with the movement of the assets underlying such contracts.
For the year ended August 31, 2021, the Fund entered into futures contracts for cash equitization, to reduce tracking error and to facilitate daily liquidity.
The following tables summarize the value of the Fund's derivative instruments as of August 31, 2021, and the related location in the accompanying Statement of Assets and Liabilities and Statement of Operations, presented by primary underlying risk exposure:
	Asset Derivatives
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street S&P 500 Index Fund
Futures Contracts	$—	$—	$—	$1,390,648	$—	$1,390,648
	Net Realized Gain (Loss)
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street S&P 500 Index Fund
Futures Contracts	$—	$—	$—	$4,381,005	$—	$4,381,005
	Net Change in Unrealized Appreciation (Depreciation)
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street S&P 500 Index Fund
Futures Contracts	$—	$—	$—	$1,335,442	$—	$1,335,442
4.    Fees and Transactions with Affiliates
Advisory Fee
The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with SSGA FM. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. For its advisory services, the Fund pays the Adviser a management fee at an annual rate of 0.03% of its average daily net assets. The fees are accrued daily and paid monthly.
18

SSGA Funds
STATE STREET S&P 500 INDEX FUND  (continued)
Notes to Financial Statements — August 31, 2021

The Adviser is contractually obligated until December 31, 2021 to waive up to the full amount of advisory fee payable by the Fund and/or reimburse the Fund to the extent that total annual Fund operating expenses exceed 0.157% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2021 except with the approval of the Board. During the year ended August 31, 2021, SSGA FM agreed to reimburse fees of $247,781.
Administrator, Sub-Administrator, and Custodian Fees
SSGA FM serves as administrator and State Street, an affiliate of the Adviser, serves as custodian and sub-administrator. For its administrative services, the Fund pays SSGA FM a fee at an annual rate of 0.05% of its average daily net assets. The fees are accrued daily and paid monthly. SSGA FM has contractually agreed to waive 0.01% of its administration fee. The waiver may not be terminated or modified except with the approval of the Board and shall continue until at least December 31, 2021. For the year ended August 31, 2021, SSGA FM waived fees in the amount of $155,114. The Adviser and the Fund each bear a portion of the fee paid to State Street for providing sub-administration and custodian services with respect to the Fund.
Distribution and Shareholder Servicing Fees
State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the distributor of the Trust.
The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, under which the Fund may compensate the Distributor (or others) for services in connection with the distribution of the Fund’s Class N shares and for services provided to shareholders in that class (the “Plan”).
The Plan calls for payments at an annual rate (based on average daily net assets) of 0.25% of the Fund’s net assets attributable to its Class N shares. In addition to payments under the Plan, the Fund may reimburse the Distributor or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.
Additionally, the Board approved a limit of 0.062% of average daily net assets on the amount of Rule 12b-1 fees paid to the Distributor.
Other Transactions with Affiliates - Securities Lending
State Street, an affiliate of the Fund, acts as the securities lending agent for the Fund, pursuant to an amended and restated securities lending authorization agreement dated January 6, 2017, as amended December 7, 2018.
Proceeds collected by State Street on investment of cash collateral or any fee income are allocated as follows (after deduction of such other amounts payable to State Street under the terms of the securities lending agreement): 85% payable to the Fund, and 15% payable to State Street.
In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Portfolio II, an affiliated fund, for which SSGA FM serves as investment adviser. See Note 8 for additional information regarding securities lending.
Other Transactions with Affiliates
The Fund may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the year ended August 31, 2021 are disclosed in the Schedule of Investments.
5.    Trustees’ Fees
The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Fund. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
19

SSGA Funds
STATE STREET S&P 500 INDEX FUND  (continued)
Notes to Financial Statements — August 31, 2021

6.    Investment Transactions
Purchases and sales of investments (excluding in-kind transactions, derivative contracts and short term investments) for the year ended August 31, 2021, were as follows:
	Purchases	Sales
State Street S&P 500 Index Fund	$55,832,538	$369,401,597
7.    Income Tax Information
The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.
The Fund files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.
Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to nontaxable dividend adjustments to income, wash sale loss deferrals, and futures contracts. In addition, the Fund has claimed a portion of the payments made to redeeming shareholder as a distribution for income tax purposes.
The tax character of distributions paid during the year ended August 31, 2021, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
State Street S&P 500 Index Fund	$23,910,683	$186,259,664	$210,170,347
The tax character of distributions paid during the year ended August 31, 2020, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
State Street S&P 500 Index Fund	$ 28,579,587	$ 73,198,574	$ 101,778,161
At August 31, 2021, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Total
State Street S&P 500 Index Fund	$15,282,647	$—	$137,402,760	$1,321,912,187	$1,474,597,594
As of August 31, 2021, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street S&P 500 Index Fund	$383,241,397	$1,328,840,637	$6,928,450	$1,321,912,187
20

SSGA Funds
STATE STREET S&P 500 INDEX FUND  (continued)
Notes to Financial Statements — August 31, 2021

8.    Securities Lending
The Fund may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any U.S. business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.
The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent. Additionally, the Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities.
The market value of securities on loan as of August 31, 2021, and the value of the invested cash collateral are disclosed in the Fund's Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Fund's Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Fund's Statements of Operations, represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.
The following is a summary of the Fund’s securities lending agreements and related cash and non-cash collateral received as of August 31, 2021:
Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received *	Total Collateral Received
State Street S&P 500 Index Fund	$ 1,664,446	$ 1,230,063	$ 441,497	$ 1,671,560
*	The non-cash collateral includes U.S. Treasuries and U.S. Government Agency securities.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of August 31, 2021:
		Remaining Contractual Maturity of the Agreements As of August 31, 2021
Fund	Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total Borrowings	Gross Amount of Recognized Liabilities for Securities Lending Transactions
State Street S&P 500 Index Fund	Common Stocks	$1,230,063	$—	$—	$—	$1,230,063	$1,230,063
9.    Line of Credit
The Fund and other affiliated funds (each, a “Participant” and collectively, the “Participants”) have access to $200 million of a $500 million revolving credit facility, provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2022 unless extended or renewed.
The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1.25% plus the New York Fed Bank Rate. Prior to October 8, 2020, interest was calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate.
21

SSGA Funds
STATE STREET S&P 500 INDEX FUND  (continued)
Notes to Financial Statements — August 31, 2021

The Fund had no outstanding loans as of August 31, 2021.
10.    Risks
Credit Risk
The Fund may be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.
Market Risk
The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in a global pandemic and major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.
11.    Reverse Stock Split
The Board authorized a 1-for-6 reverse share split for the State Street S&P 500 Index Fund effective after the close of trading on April 17, 2020. The impact of the reverse share split was to decrease the number of shares outstanding by a factor of six, while increasing the NAV of shares outstanding by a factor of six, resulting in no effect to the net assets of the Fund. The financial statements and financial highlights for the Fund have been adjusted to reflect the reverse share split.
12.    Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.
22

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of State Street S&P 500 Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of State Street S&P 500 Index Fund (the “Fund”) (one of the funds constituting SSGA Funds (the “Trust”)), including the schedule of investments, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting SSGA Funds) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
November 1, 2021
23

SSGA Funds
State Street S&P 500 Index Fund
Other Information — August 31, 2021 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from March 1, 2021 to August 31, 2021.
The table below illustrates your Fund’s cost in two ways:
Based on actual fund return ——This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.
Based on hypothetical 5% return ——This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
State Street S&P 500 Index Fund	0.16%	$1,194.50	$0.89	$1,024.40	$0.82
(a)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value of the period, multiplied by 184, then divided by 365.
24

SSGA Funds
State Street S&P 500 Index Fund  (continued)
Other Information — August 31, 2021 (Unaudited)

Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended August 31, 2021.
Dividends Received Deduction
The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.
Qualified Business Income Deduction
The Fund reports the maximum amount allowable of qualified REIT dividends eligible for the 20% qualified business income deduction under Section 199A.
Qualified Dividend Income
A portion of dividends distributed by the Fund during the fiscal year ended August 31, 2021, is considered qualified dividend income and is eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Qualified Interest Income
The Fund reports the maximum amount allowable of its net taxable income and short-term capital gain as qualified interest income.
Capital Gain Dividend
Long term capital gains dividends were paid from the following Fund during the year ended August 31, 2021:
Amount
State Street S&P 500 Index Fund	$198,359,258
Proxy Voting Policies and Procedures and Record
A description of the Trust’s proxy voting policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio of securities are available (i) without charge, upon request by calling 1-800-997-7327 (toll free) or (ii) on the SEC’s website at www.sec.gov. Information regarding how the investment adviser voted for the 12-month period ended June 30 is available by August 31 of each year by calling the same number, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.ssga.com.
Quarterly Portfolio Schedule
Following the Fund’s first and third fiscal quarter-ends, a complete schedule of investments is filed with the SEC as an exhibit on Form N-PORT, which can be found on the Fund's website at www.ssga.com and the SEC’s website at www.sec.gov. The Fund's schedules of investments are available upon request, without charge, by calling 1-800-997-7327 (toll free).
25

SSGA Funds
State Street S&P 500 Index Fund  (continued)
Other Information — August 31, 2021 (Unaudited)

TRUSTEE CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AGREEMENT1
Overview of the Contract Review Process
Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement between a mutual fund and its investment adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees or its shareholders, and by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.2
Consistent with these requirements, the Board of Trustees (the “Board”) of the SSGA Funds (the “Trust”), met telephonically or by videoconference on April 7, 2021 and May 24-25, 2021 (in reliance on the Orders), including in executive sessions attended by the Independent Trustees, to consider a proposal to approve, with respect to State Street S&P 500 Index Fund (the “Fund”), the continuation of the investment advisory agreement (the “Advisory Agreement”) with SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. The Independent Trustees were separately represented by counsel who are independent of the Adviser in connection with their consideration of approval of the Advisory Agreement. Following the April 7, 2021 meeting, the Independent Trustees submitted questions and requests for additional information to management, and considered management’s responses thereto prior to and at the May 24-25, 2021 meeting. The Independent Trustees considered, among other things, the following:
Information about Performance, Expenses and Fees
•	A report prepared by an independent third-party provider of investment company data, which includes for the Fund:
o	Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2020, to the performance of an appropriate benchmark constructed by Broadridge Financial Solutions, Inc., the successor to Lipper, Inc. (“Broadridge”) for the Fund (the “Lipper Index”) and a universe of other mutual funds with similar investment objectives and policies (the “Performance Group” and/or the “Performance Universe”);
o	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider (the “Expense Group” and/or “Expense Universe”);
______________________________________________
1 Over the course of many years overseeing the Fund and other investment companies, the Independent Trustees have identified numerous relevant issues, factors and concerns ("issues, factors and concerns") that they consider each year in connection with the proposed continuation of the advisory agreement, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the "annual review process"). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the "special meeting"). Due to the ongoing Coronavirus Disease 2019 (also known as “COVID-19”) pandemic, the special meeting for calendar year 2021 was held telephonically. At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustees before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.
2 On March 25, 2020 and June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued exemptive orders (the “Orders”) pursuant to Sections 6(c) and 38(a) of the 1940 Act, that temporarily exempt registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Orders are ratified at the next in-person meeting. The Board of the Trust determined that reliance on the Orders was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the May 24-25, 2021 meeting was held telephonically in reliance on the Orders
26

SSGA Funds
State Street S&P 500 Index Fund  (continued)
Other Information — August 31, 2021 (Unaudited)

o	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five calendar years; and
o	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.
•	Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Fund, as applicable; and
•	Profitability analyses for (a) the Adviser with respect to the Fund and (b) affiliates of the Adviser that provide services to the Fund (“Affiliated Service Providers”).
Information about Portfolio Management
•	Descriptions of the investment management services provided by the Adviser, including its investment strategies and processes;
•	Information concerning the allocation of brokerage; and
•	Information regarding the procedures and processes used to value the assets of the Fund.
Information about the Adviser
•	Reports detailing the financial results and condition of the Adviser and its affiliates;
•	Descriptions of the qualifications, education and experience of the individual investment and other professionals responsible for managing the portfolio of the Fund and for Fund operations;
•	Information relating to compliance with and the administration of the Code of Ethics adopted by the Adviser;
•	Information about the Adviser’s proxy voting policies and procedures and information regarding the Adviser’s practices for overseeing proxy vendors;
•	Information concerning the resources devoted by the Adviser to overseeing compliance by the Fund and its service providers, including information concerning compliance with investment policies and restrictions and other operating policies of the Fund;
•	A description of the adequacy and sophistication of the Adviser’s technology and systems with respect to investment and administrative matters and a description of any material improvements or changes in technology or systems in the past year;
•	A description of the business continuity and disaster recovery plans of the Adviser; and
•	Information regarding the Adviser’s risk management processes.
Other Relevant Information
•	Information concerning the nature, extent, quality and cost of services provided to the Fund by SSGA FM in its capacity as the Fund’s administrator (the “Administrator”);
•	Information concerning the nature, extent, quality and cost of various non-investment management services provided to the Fund by affiliates of the Adviser, including the custodian, sub-administrator, fund accountant and securities lending agent of the Fund, as applicable, and the role of the Adviser in managing the Fund’s relationship with these service providers;
•	Copies of the Advisory Agreement and agreements with other service providers of the Fund;
•	Responses to a letter from independent legal counsel to the Independent Trustees (“Independent Counsel”), reviewed prior to such date by Independent Counsel, requesting specific information from each of:
o	SSGA FM, in its capacity as the Fund’s Adviser and Administrator, with respect to its operations relating to the Fund and its approximate profit margins from such operations for the calendar year ended December 31, 2020; and the relevant operations of other Affiliated Service Providers to the Fund, together with their approximate profit margins from such relevant operations for the calendar year ended December 31, 2020;
27

SSGA Funds
State Street S&P 500 Index Fund  (continued)
Other Information — August 31, 2021 (Unaudited)

o	State Street Bank and Trust Company (“State Street”), the sub-administrator, custodian and securities lending agent for the Fund, with respect to its operations relating to the Fund; and
o	State Street Global Advisors Funds Distributors, LLC, the principal underwriter and distributor of the shares of the Fund (the “Distributor”), with respect to its operations relating to the Fund, together with the Fund’s related distribution plans and arrangements under Rule 12b-1 of the 1940 Act;
•	Information from SSGA FM, State Street and the Distributor with respect to the Trust providing any material changes to the previous information supplied in response to the letter from Independent Counsel prior to the executive session of the Board on May 24-25, 2021;
•	Materials provided by Broadridge, circulated to the Independent Trustees and to Independent Counsel; and
•	A summary of the foregoing materials prepared by Independent Counsel.
In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Fund throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Fund and the investment strategies used in pursuing the Fund’s investment objective.
The Independent Trustees were assisted throughout the contract review process by their Independent Counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the Fund.
Results of the Process
Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, at the meeting held on May 24-25, 2021 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement effective June 1, 2021, for an additional year with respect to the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser in developing and applying proprietary quantitative models for managing various funds that invest primarily in equity securities. The Board considered the extensive experience and resources committed by the Adviser to risk management, including with respect to investment risk, liquidity risk, operational risk, counterparty risk and model risk. Further, the Board considered material enhancements made to the risk management processes and systems over the past year. The Trustees also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including reputational and entrepreneurial risks. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management, as well as the Adviser’s succession planning process.
The Board had previously reviewed the compliance programs of SSGA FM and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in overseeing the Fund’s securities lending activities. The Board also considered the performance of certain portions of the business continuity plan which have been invoked in response to the COVID-19 pandemic.
On the basis of the foregoing and other relevant information, the Board concluded that the Adviser can be expected to continue to provide high quality investment management and related services for the Fund.
28

SSGA Funds
State Street S&P 500 Index Fund  (continued)
Other Information — August 31, 2021 (Unaudited)

Fund Performance
The Board compared the Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2020. For purposes of these comparisons the Independent Trustees relied extensively on the Performance Group, Performance Universe and Lipper Index and the analyses of the related data provided by Broadridge. Among other information, the Board considered the following performance information in its evaluation of the Fund:
State Street S&P 500 Index Fund. The Board considered that the Fund’s performance was above the medians of its Performance Group and Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also considered that the Fund’s performance was above its Lipper Index for the 1-, 3-, 5- and 10-year periods.
On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.
Management Fees and Expenses
The Board reviewed the contractual investment advisory fee rates payable by the Fund and actual fees paid by the Fund, net of waivers. As part of its review, the Board considered the Fund’s management fee and total expense ratio, including the portion attributable to administrative services provided by SSGA FM (both before and after giving effect to any expense caps), as compared to its Expense Group and Expense Universe, as constructed by Broadridge, and the related Broadridge analysis for the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of the Fund to limit the total expenses borne by shareholders of the Fund. Among other information, the Board considered the following expense information in its evaluation of the Fund:
State Street S&P 500 Index Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.
On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of the Fund compare favorably to the fees and expenses of the Expense Group and Expense Universe and are reasonable in relation to the services provided.
Profitability
The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to the Fund and to all funds within the fund complex. The Board considered other direct and indirect benefits received by SSGA FM and Affiliated Service Providers in connection with their relationships with the Fund, together with the profitability of each of the Affiliated Service Providers with respect to their services to the Fund and/or fund complex. The Board also considered the various risks borne by SSGA FM and State Street in connection with their various roles in servicing the Trust, including reputational and entrepreneurial risks.
The Board concluded that the profitability of the Adviser with respect to the Fund, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Fund, were reasonable in relation to the services provided.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the fund complex, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and fund complex increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of the Fund. The Board concluded that, in light of the current size of the Fund and the fund complex, the level of profitability of the Adviser and its affiliates with respect to the Fund and the fund complex over various time periods, and the comparative management fee and expense ratio of the Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Fund to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for the Fund at this time.
29

SSGA Funds
State Street S&P 500 Index Fund  (continued)
Other Information — August 31, 2021 (Unaudited)

Conclusions
In reaching its decision to approve the Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement.
Further, based upon its review of the Advisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreement are reasonable, fair, and in the best interests of the Fund and its shareholders, and (2) the rates payable under the Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.
30

SSGA Funds
State Street S&P 500 Index Fund  (continued)
Other Information — August 31, 2021 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION
Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past Five Years
Trustees
Independent Trustees
Michael F. Holland c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1944	Trustee and Co- Chairperson of the Board	Term: Indefinite Elected: 1/14	Chairman, Holland & Company L.L.C. (investment adviser) (1995 - present).	63	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc. (1992-2017); Director, The Taiwan Fund, Inc. (2007-2017); Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.
Patrick J. Riley c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1948	Trustee and Co- Chairperson of the Board	Term: Indefinite Elected: 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to present, Independent Director, SSGA Fixed Income plc; and January 2009 - 2019, Independent Director, SSGA Qualified Funds PLC.	63	Board Director and Chairman, SPDR Europe 1PLC Board (2011 - present); Board Director and Chairman, SPDR Europe II, PLC (2013 - present).
John R. Costantino c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Co- Chairperson of the Qualified Legal Compliance Committee	Term: Indefinite Elected: 12/18	Senior Advisor to NGN Capital LLC (January 2019 -present); Managing General Partner, NGN Capital LLC (2006 - December 2019).	63	Director of Kleinfeld Bridal Corp. (January 2016 - present); Trustee of Neuroscience Research Institute (1986 - 2017); Trustee of Fordham University (1989 - 1995 and 2001 - 2007) and Trustee Emeritus (2007 - present);Trustee and Independent Chairperson of GE Funds (1993 - February 2011); Director, Muscular Dystrophy Association (since 2019); and Trustee of Gregorian University Foundation (1992 - 2007).
Donna M. Rapaccioli c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1962	Trustee and Co- Chairperson of the Audit Committee	Term: Indefinite Elected: 12/18	Dean of the Gabelli School of Business (2007 – present) and Accounting Professor (1987 – present) at Fordham University.	63	Director- Graduate Management Admissions Council (2015 - present); Trustee of Emmanuel College (2010 - 2019).
Richard D. Shirk c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1945	Trustee and Co- Chairperson of the Qualified Legal Compliance Committee	Term: Indefinite Elected: 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare).	63	1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (2001 to 2017) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College; Board member, Aerocare Holdings, Regenesis Biomedical Inc.
31

SSGA Funds
State Street S&P 500 Index Fund  (continued)
Other Information — August 31, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past Five Years
Bruce D. Taber c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1943	Trustee and Co- Chairperson of the Valuation Committee, Co- Chairperson of the Nominating Committee, and Co-Chairperson of the Governance Committee	Term: Indefinite Elected: 1991	Retired; 1999 to 2016, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies).	45	None.
Michael A. Jessee c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Co- Chairperson of the Valuation Committee	Term: Indefinite Appointed: 7/16 Elected: 12/18	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004-2016).	63	None.
Interested Trustee(1)
Ellen M. Needham(2) SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Trustee and President	Term: Indefinite Elected: 12/18	Chairman, SSGA Funds Management, Inc. (March 2020 - present); President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).	63	Board Director, SSGA SPDR ETFs Europe 1 plc (May 2020 - present); Board Director, SSGA SPDR ETFs Europe II plc (May 2020 - present).
† For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA FM serves as investment adviser.
(1) The individual listed below is a Trustee who is an “interested person,” as defined in the 1940 Act, of the Trust (“Interested Trustee”).
(2) Ms. Needham is an Interested Trustee because of her employment by SSGA FM, an affiliate of the Trust.
* Served in various capacities and/or with various affiliated entities during noted time period.

32

SSGA Funds
State Street S&P 500 Index Fund  (continued)
Other Information — August 31, 2021 (Unaudited)

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	President, Trustee	Term: Indefinite Elected: 10/12	Chairman, SSGA Funds Management, Inc. (March 2020 - present); President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - present) *; Managing Director, State Street Global Advisors (April 2005 - present).*
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 –November 2014).*
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 YOB: 1966	Deputy Treasurer	Term: Indefinite Elected: 9/17	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 – present); Mutual Fund Controller at GE Asset Management Incorporated (April 2011 – July 2016).
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1971	Assistant Treasurer	Term: Indefinite Elected: 11/20	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011-July 2017).*
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1973	Chief Compliance Officer, Anti-Money Laundering Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present).*
SEAN O'MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Chief Legal Officer	Term: Indefinite Elected: 8/19	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 – present).
DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB:1974	Secretary	Term: Indefinite Elected: 9/20	Vice President and Senior Counsel, State Street Global Advisors (October 2019 – present); Vice President and Counsel at Eaton Vance Corp (October 2010 – October 2019)
33

SSGA Funds
State Street S&P 500 Index Fund  (continued)
Other Information — August 31, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston,MA 02210 YOB:1985	Assistant Secretary	Term: Indefinite Elected: 8/19	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (August 2015 - April 2019); Associate, Ropes & Gray LLP (November 2012 - August 2015).
TIMOTHY COLLINS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Assistant Secretary	Term: Indefinite Elected: 9/21	Vice President and Senior Counsel, State Street Global Advisors (August 2021 - present); Vice President and Managing Counsel, State Street Corporation (March 2020 - August 2021) and Vice President and Senior Counsel (April 2018 - March 2020); Counsel, Sutton Place Investments (January 2010 - March 2018).
* Served in various capacities and/or with various affiliated entities during noted time period.
The Statement of Additional Information (SAI) includes additional information about the Trust's trustees and officers and is available, without charge, upon request and by calling 1-877-521-4083.

34

[This Page Intentionally Left Blank]

State Street S&P 500 Index Fund
One Iron Street
Boston, Massachusetts 02210
(800) 997-7327
Trustees
John R. Costantino
Michael F. Holland
Michael A. Jessee
Ellen M. Needham
Donna M. Rapaccioli
Patrick J. Riley
Richard D. Shirk
Bruce D. Taber
Investment Adviser and Administrator
SSGA Funds Management, Inc.
One Iron Street
Boston, MA 02210
Custodian and Office of Shareholder Inquiries
State Street Bank Financial Center
One Lincoln Street
Boston, Massachusetts 02111
Transfer and Dividend Paying Agent
DST Asset Manager Solutions Inc.
State Street Global Advisors
P.O. Box 219737
Kansas City, MO 64121-9737
Distributor
State Street Global Advisors Funds Distributors, LLC
One Iron Street
Boston, Massachusetts 02210
Sub-Administrator
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111
Legal Counsel
Ropes & Gray LLP
800 Boylston Street
Boston, MA 02199
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Distributor: State Street Global Advisors Funds Distributors, LLC, member FINRA, SIPC, an indirect wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSGA Funds pay State Street Bank and Trust Company for its services as custodian and shareholder servicing agent and pay SSGA Funds Management, Inc. for investment advisory and administrator services.
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssga.com. Please read the prospectus carefully before you invest.
SSGASPFDAR

Annual Report

August 31, 2021

SSGA Funds

State Street Defensive Emerging Markets Equity Fund

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

STATE STREET DEFENSIVE EMERGING MARKETS EQUITY FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

State Street Defensive Emerging Markets Equity Fund (the “Fund”) seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers. The Fund’s benchmark is the MSCI Emerging Market Index (the “Index”).

For the 12-month period ended August 31, 2021 (the “Reporting Period”), the total return for the Fund’s Class N was 32.66%, and the Index was 21.12%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Valuation factors, Sentiment factors, and Risk dynamics were primary drivers of Fund performance during the Reporting Period relative to the Index. Valuation factors were extremely volatile, struggling in the latter part of 2020 as investors continued to favor high-growth stocks, bouncing back sharply in Q1 2021, and then tapering off again in Q2 and Q3 of 2021. Sentiment factors had an exceptionally strong period as stocks with high past momentum continued to outperform. The positive contribution from sentiment along with its increased influence in our models were the primary drivers of positive performance. From a risk perspective, the Fund’s strategy seeking to favor securities with low exposure to market risk factors and low security-specific risk was a headwind during the Reporting Period as higher risk stocks outperformed.

At the country level, outperformance was heavily concentrated within China where the portfolio benefitted from underweights to very expensive internet retailers such as Meituan (–2.9%) and JD.Com (–0.1%), as well as underweights to for profit education stocks such as Tal Education (–92.8%) and New Oriental Education (–84.6%). Both sectors were targeted by Chinese regulators which led to significant sell-off. Also contributing within China was stock selection in Information Technology and an underweight to the Real Estate sector. Outside China, the portfolio added value in Taiwan via an overweight to Taiwanese Financials (+46.4%) and stock selection in the IT sector.

The Fund used futures in order to equitize cash during the Reporting Period. The Fund’s use of MSCI Emerging Markets Index Futures did not materially impact Fund performance relative to the Index as it is held only to equitize cash, and the futures contract tracks the MSCI Emerging Markets index used by the fund.

On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were United Micro Electronics, China Resources Power and HCL Technologies. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Alibaba, Hengan International, and Tencent.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

See accompanying notes to financial statements.

1

STATE STREET DEFENSIVE EMERGING MARKETS EQUITY FUND

PERFORMANCE SUMMARY (UNAUDITED)

Comparison of Change in Value of a $10,000 Investment

(Based on Net Asset Value)

Past performance is not a guarantee of future results.

The growth of $10,000 is cumulative. The performance of other shares classes will vary based on the sales charges and the fee structure of those classes.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Line graph is based on cumulative total return.

Average Annual Total Returns as of August 31, 2021

	Total Return One Year Ended August 31, 2021	Adjusted for the Maximum Sales Charge (Max 5.25% Load)	Average Annual Total Return Five Years Ended August 31, 2021	Adjusted for the Maximum Sales Charge (Max 5.25% Load)	Average Annual Total Return Ten Years Ended August 31, 2021	Adjusted for the Maximum Sales Charge (Max 5.25% Load)
State Street Defensive Emerging Markets Equity Fund Class A	32.46%	25.61%	7.39%	6.25%	1.90%	1.35%
State Street Defensive Emerging Markets Equity Fund Class I	32.56%	N/A	7.51%	N/A	2.05%	N/A
State Street Defensive Emerging Markets Equity Fund Class K	32.80%	N/A	7.66%	N/A	2.17%	N/A
State Street Defensive Emerging Markets Equity Fund Class N	32.66%	N/A	7.41%	N/A	2.00%	N/A
MSCI® Emerging Markets Index(1)	21.12%	N/A	10.40%	N/A	4.85%	N/A

(1)

The MSCI Emerging Markets Index is comprised of 26 countries. MSCI targets to capture 85% of free float-adjusted companies within each industry group in every country. Designation as an emerging market is determined by a number of factors, such as gross domestic product per capita; local government regulations; perceived investment risk; foreign ownership limits and capital controls; or the general perception by the investment community when determining an “emerging” classification of a market.

See accompanying notes to financial statements.

2

STATE STREET DEFENSIVE EMERGING MARKETS EQUITY FUND

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

The maximum sales charge for Class A shares is 5.25%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. Class I, Class K, and Class N are not subject to a sales charge.

Adjusted Performance shown for the periods prior to the inception of Class A shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees and the maximum sales load of Class A. Unadjusted Performance shown for the periods prior to the inception of Class A shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees. Unadjusted returns do not reflect sales charges and would have been lower if they had. Performance shown for the periods prior to the inception of Class I and K shares on July 7, 2014, reflects the historical performance of the Fund’s Class N shares. Had the Fund’s Class I and K fees been reflected, the returns shown for those periods would have been higher.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance includes reinvestment of all distributions. The gross expense ratio for the State Street Defensive Emerging Markets Equity Fund as stated in the Fees and Expenses table of the most recent prospectus is 1.97%, 1.72%, 1.52%, and 1.77% for Class A, I, K, and N, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

See accompanying notes to financial statements.

3

STATE STREET DEFENSIVE EMERGING MARKETS EQUITY FUND

PORTFOLIO STATISTICS (UNAUDITED)

Top Five Holdings as of August 31, 2021

Description	% of Net Assets
Alrosa PJSC	3.5%
Fubon Financial Holding Co., Ltd.	3.0
Taiwan Semiconductor Manufacturing Co., Ltd.	2.9
HCL Technologies, Ltd.	2.9
Zhongsheng Group Holdings, Ltd.	2.3
TOTAL	14.6%

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

See accompanying notes to financial statements.

4

STATE STREET DEFENSIVE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

August 31, 2021

Security Description	Principal Amount	Value

CORPORATE BONDS & NOTES — 2.2%
BRAZIL — 2.2%
Vale SA	$90,709	$1,058,520

TOTAL CORPORATE BONDS & NOTES (Cost $0)		1,058,520

	Shares

COMMON STOCKS — 96.1%
BRAZIL — 4.0%
Cia Siderurgica Nacional SA ADR	50,200	338,348
EDP - Energias do Brasil SA	30,900	110,195
Sao Martinho SA	12,900	80,182
SLC Agricola SA	36,600	288,366
Transmissora Alianca de Energia Eletrica SA	60,800	445,759
Vale SA ADR	34,400	656,008

		1,918,858

CHINA — 23.8%
Baidu, Inc. ADR (a)	1,400	219,828
Bank of Communications Co., Ltd. Class H	117,000	67,244
China Construction Bank Corp. Class H	1,092,000	789,081
China Hongqiao Group, Ltd.	147,500	219,995
China Longyuan Power Group Corp., Ltd. Class H	104,000	212,080
China Medical System Holdings, Ltd.	91,000	178,316
China Meidong Auto Holdings, Ltd.	14,000	70,293
China Petroleum & Chemical Corp. Class H	996,000	482,796
China Resources Power Holdings Co., Ltd.	424,000	1,042,357
China Shenhua Energy Co., Ltd. Class A	132,200	409,085
China Shenhua Energy Co., Ltd. Class H	347,000	768,290
China Yangtze Power Co., Ltd. Class A	110,300	330,054
CMGE Technology Group, Ltd. (a)(b)	216,000	96,926
COFCO Joycome Foods, Ltd. (b).	472,000	139,583
COSCO Shipping Holdings Co., Ltd. Class A (a)	16,200	51,985
Hengan International Group Co., Ltd.	49,000	284,142
Jiangsu Expressway Co., Ltd. Class H	350,000	363,165
Kingfa Sci & Tech Co., Ltd. Class A	25,900	64,958
Lenovo Group, Ltd. (b)	606,000	671,649
Meituan Class B (a)(c)	4,400	140,869
Nanjing Iron & Steel Co., Ltd. Class A	455,400	302,980
NetEase, Inc. ADR	900	87,678
Nexteer Automotive Group, Ltd. .	48,000	54,064
Pharmaron Beijing Co., Ltd. Class H (c)	8,900	197,512
SDIC Power Holdings Co., Ltd. Class A	322,100	451,514
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. Class A	317,500	560,999
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A	1,000	50,749
Sinotrans, Ltd. Class A	694,300	533,895
Sinotruk Hong Kong, Ltd.	69,500	136,901
TangShan Port Group Co., Ltd. Class A	191,700	73,261
Tencent Holdings, Ltd.	11,600	717,706
Tianneng Power International, Ltd. (b)	64,000	85,581
Yadea Group Holdings, Ltd. (c)	158,000	280,755
Yuexiu Transport Infrastructure, Ltd.	284,000	167,608
Zhongsheng Group Holdings, Ltd.	133,500	1,115,726

		11,419,625

CZECH REPUBLIC — 1.1%
O2 Czech Republic A/S	41,297	502,596

HONG KONG — 1.0%
Nine Dragons Paper Holdings, Ltd.	51,000	69,771
Yuexiu Real Estate Investment Trust	760,000	397,714

		467,485

HUNGARY — 0.7%
Magyar Telekom Telecommunications PLC	242,849	354,071

INDIA — 8.5%
Apollo Tyres, Ltd.	53,572	156,260
Chambal Fertilizers and Chemicals, Ltd.	72,565	319,054
Gujarat State Petronet, Ltd.	44,642	214,413
HCL Technologies, Ltd.	85,361	1,382,355
Hindustan Petroleum Corp., Ltd.	53,994	197,169
JB Chemicals & Pharmaceuticals, Ltd.	1,883	43,915
Power Grid Corp. of India, Ltd.	139,770	335,701
Tech Mahindra, Ltd.	53,885	1,068,474
Wipro, Ltd.	43,638	383,108

		4,100,449

KUWAIT — 0.7%
Humansoft Holding Co. KSC	29,057	328,643

MALAYSIA — 2.2%
AMMB Holdings Bhd (a)	124,200	90,528
IGB Real Estate Investment Trust	228,800	93,568
RHB Bank Bhd	88,850	119,478
Supermax Corp. Bhd	127,600	101,294
Telekom Malaysia Bhd	434,300	638,339

		1,043,207

MEXICO — 1.3%
Alpek SAB de CV	143,900	169,665
Altos Hornos de Mexico SA de CV (a)(d)	499,000	—
Arca Continental SAB de CV	42,100	271,185
Gruma SAB de CV Class B	14,885	169,994

		610,844

PAKISTAN — 0.4%
Indus Motor Co., Ltd.	17,140	140,535
MCB Bank, Ltd.	56,300	55,928

		196,463

PHILIPPINES — 1.9%
Globe Telecom, Inc.	13,205	721,962

See accompanying notes to financial statements.

5

STATE STREET DEFENSIVE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

August 31, 2021

Security Description	Shares	Value
Manila Electric Co.	35,150	$199,242

		921,204

POLAND — 0.4%
Neuca SA	814	198,710

QATAR — 1.6%
Masraf Al Rayan QSC	62,132	77,644
Ooredoo QSC	142,724	270,983
Qatar Islamic Bank SAQ	85,075	427,595

		776,222

RUSSIA — 4.7%
Alrosa PJSC (a)	849,749	1,691,494
PhosAgro PJSC GDR	20,419	402,254
X5 Retail Group NV GDR	4,487	148,654

		2,242,402

SAUDI ARABIA — 3.9%
Al Rajhi Bank	10,813	348,834
Bank Al-Jazira	95,544	471,772
Qassim Cement Co.	12,148	271,093
Riyad Bank	12,745	91,407
Saudi Telecom Co.	10,710	385,488
United Electronics Co.	8,099	308,784

		1,877,378

SINGAPORE — 0.4%
BOC Aviation, Ltd. (c)	27,500	206,141

SOUTH KOREA — 11.9%
Cheil Worldwide, Inc.	5,493	109,438
E-MART, Inc.	1,197	184,797
Hyosung TNC Corp.	167	111,914
Hyundai Glovis Co., Ltd.	1,261	210,991
Kia Corp.	6,189	454,253
Kolon Industries, Inc.	4,185	314,024
KT&G Corp.	15,638	1,100,574
Kumho Petrochemical Co., Ltd.	1,661	278,636
LG Electronics, Inc.	2,742	335,818
LG Uplus Corp.	3,656	44,303
NongShim Co., Ltd.	419	107,871
POSCO	1,716	498,764
Samsung Card Co., Ltd.	2,133	62,733
Samsung Electro-Mechanics Co., Ltd.	383	60,946
Samsung Electronics Co., Ltd. GDR	91	148,831
Samsung Electronics Co., Ltd.	11,984	792,766
Shinhan Financial Group Co., Ltd.	7,426	248,825
SK Hynix, Inc.	2,151	197,578
SK Telecom Co., Ltd.	1,805	463,918

		5,726,980

TAIWAN — 22.9%
Asustek Computer, Inc.	45,000	526,097
Cathay Financial Holding Co., Ltd.	415,746	894,094
Chunghwa Telecom Co., Ltd.	31,000	125,282
CTBC Financial Holding Co., Ltd.	1,294,000	1,073,917
First Financial Holding Co., Ltd. .	1,036,347	856,346
Fubon Financial Holding Co., Ltd.	469,000	1,438,469
Greatek Electronics, Inc.	215,000	695,888
Hon Hai Precision Industry Co., Ltd.	35,000	140,184
Lite-On Technology Corp.	201,000	443,870
Pou Chen Corp.	49,000	58,259
Powertech Technology, Inc.	156,000	633,265
Sampo Corp. (a)	330,200	369,358
Taiwan Semiconductor Manufacturing Co., Ltd.	62,782	1,390,952
Taiwan Shin Kong Security Co., Ltd.	218,880	298,543
Tripod Technology Corp.	17,000	70,237
Ttet Union Corp.	41,000	233,009
Uni-President Enterprises Corp.	267,960	699,064
United Microelectronics Corp.	272,000	619,308
Yuanta Financial Holding Co., Ltd.	487,760	440,002

		11,006,144

THAILAND — 2.3%
AP Thailand PCL NVDR	3,692,200	962,211
Sri Trang Gloves Thailand PCL	30,800	35,356
Thai Union Group PCL Class F	161,500	99,708

		1,097,275

TURKEY — 0.8%
Coca-Cola Icecek A/S	26,734	281,436
Ford Otomotiv Sanayi A/S	5,172	106,842

		388,278

UNITED ARAB EMIRATES — 1.6%
Aldar Properties PJSC	579,731	654,991
Emirates Telecommunications Group Co. PJSC	19,776	127,061

		782,052

TOTAL COMMON STOCKS (Cost $35,805,076)		46,165,027

SHORT-TERM INVESTMENTS — 1.9%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.03% (e)(f)	802,600	802,600
State Street Navigator Securities Lending Portfolio II (g)(h)	97,200	97,200

TOTAL SHORT-TERM INVESTMENTS (Cost $899,800)		899,800

TOTAL INVESTMENTS — 100.2% (Cost $36,704,876)		48,123,347

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(115,057)

NET ASSETS — 100.0%		$48,008,290

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at August 31, 2021.
(c)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 1.7% of net assets as of August 31, 2021, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security

See accompanying notes to financial statements.

6

STATE STREET DEFENSIVE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

August 31, 2021

value is determined based on Level 3 inputs. As of August 31, 2021, total aggregate fair value of this security is $0, representing less than 0.05% of the Fund’s net assets.
(e)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended August 31, 2021 are shown in the Affiliate Table below.

(f)	The rate shown is the annualized seven-day yield at August 31, 2021.
(g)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended August 31, 2021 are shown in the Affiliate Table below.
(h)	Investment of cash collateral for securities loaned.

ADR American Depositary Receipt

GDR Global Depositary Receipt

NVDR Non Voting Depositary Receipt

At August 31, 2021, open futures contracts were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Mini MSCI Emerging Markets (long)	14	09/17/2021	$910,105	$909,440	$(697)

During the period ended August 31, 2021, average notional value related to futures contracts was $778,410.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2021.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs		Total

ASSETS:

INVESTMENTS:
Corporate Bonds & Notes	$—	$1,058,520	$—		$1,058,520
Common Stocks.	46,029,963	135,064	0	(a)	46,165,027
Short-Term Investments	899,800	—	—		899,800

TOTAL INVESTMENTS	$46,929,763	$1,193,584	$0		$48,123,347

LIABILITIES:

OTHER FINANCIAL INSTRUMENTS:
Futures Contracts (b)	(697)	—	—		(697)

TOTAL OTHER FINANCIAL INSTRUMENTS:	$(697)	$—	$—		$(697)

(a)	The Fund held a Level 3 security that was valued at $0 at August 31, 2021.
(b)	Futures Contracts are valued at unrealized appreciation (depreciation).

Industry Breakdown as of August 31, 2021

% of Net Assets
Metals & Mining	9.9%
Banks	9.8
Semiconductors & Semiconductor Equipment	7.4
IT Services	5.9
Technology Hardware, Storage & Peripherals	5.4
Diversified Telecommunication Services	5.1
Real Estate Investment Trusts (REITs)	4.4
Independent Power and Renewable Electricity Producers	4.2
Oil, Gas & Consumable Fuels	3.9
Food Products	3.8
Chemicals	3.2
Specialty Retail	3.1
Diversified Financial Services	3.0
Wireless Telecommunication Services	2.5
Tobacco	2.3
Electric Utilities	2.3
Automobiles	2.0

See accompanying notes to financial statements.

7

STATE STREET DEFENSIVE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

August 31, 2021

% of Net Assets
Interactive Media & Services	1.9%
Insurance	1.9
Air Freight & Logistics	1.5
Household Durables	1.5
Transportation Infrastructure	1.3
Real Estate Management & Development	1.2
Beverages	1.1
Capital Markets	0.9
Food & Staples Retailing	0.7
Diversified Consumer Services	0.7
Commercial Services & Supplies	0.6
Auto Components	0.6
Personal Products	0.6
Electronic Equipment, Instruments & Components	0.6
Construction Materials	0.6
Pharmaceuticals	0.5
Gas Utilities	0.4
Trading Companies & Distributors	0.4
Health Care Providers & Services	0.4
Life Sciences Tools & Services	0.4
Health Care Equipment & Supplies	0.4
Entertainment	0.4
Textiles, Apparel & Luxury Goods	0.4
Internet & Direct Marketing Retail	0.3
Machinery	0.3
Media	0.2
Paper & Forest Products	0.1
Consumer Finance	0.1
Marine	0.1
Short-Term Investments	1.9
Liabilities in Excess of Other Assets	(0.2)

TOTAL	100.0%

(The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.)

Affiliate Table

	Number of Shares Held at 8/31/20	Value at 8/31/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 8/31/21	Value at 8/31/21	Dividend Income

State Street Institutional U.S. Government Money Market Fund, Class G Shares.	752,339	$752,339	$9,995,944	$9,945,683	$—	$—	802,600	$802,600	$283

State Street Navigator Securities Lending Portfolio II	—	—	6,332,423	6,235,223	—	—	97,200	97,200	1,243

Total.		$752,339	$16,328,367	$16,180,906	$—	$—		$899,800	$1,526

See accompanying notes to financial statements.

8

SSGA FUNDS

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2021

	State Street Defensive Emerging Markets Equity Fund

ASSETS
Investments in unaffiliated issuers, at value*	$47,223,547
Investments in affiliated issuers, at value	899,800

Total Investments	48,123,347
Foreign currency, at value.	470,156
Net cash at broker	70,111
Receivable for fund shares sold.	5,244
Dividends receivable — unaffiliated issuers	193,816
Dividends receivable — affiliated issuers	30
Securities lending income receivable — unaffiliated issuers	465
Securities lending income receivable — affiliated issuers	451
Receivable from Adviser	39,689
Net receivable for foreign taxes recoverable	636
Prepaid expenses and other assets	786

TOTAL ASSETS	48,904,731

LIABILITIES
Payable upon return of securities loaned	97,200
Payable for fund shares repurchased	56,655
Payable to broker — variation margin on open futures contracts	665
Deferred foreign taxes payable	356,983
Payable to shareholders	94,150
Advisory fee payable	25,372
Custodian fees payable	17,428
Administration fees payable	3,269
Shareholder servicing fee payable	573
Distribution fees payable	8,314
Transfer agent fees payable	13,020
Sub-transfer agent fee payable	268
Registration and filing fees payable	2,345
Professional fees payable.	35,983
Printing and postage fees payable	8,947
Accrued expenses and other liabilities	175,269

TOTAL LIABILITIES	896,441

NET ASSETS	$48,008,290

NET ASSETS CONSIST OF:
Paid-in Capital.	$34,422,064
Total distributable earnings (loss)**	13,586,226

NET ASSETS	$48,008,290

Class A
Net Assets	$8,224
Shares Outstanding	1,177

Net asset value, offering and redemption price per share	$6.99	(a)

Maximum sales charge	5.25%

Maximum offering price per share	$7.38

See accompanying notes to financial statements.

9

SSGA FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2021

State Street Defensive Emerging Markets Equity Fund

Class I
Net Assets	$1,907,095
Shares Outstanding	272,127

Net asset value, offering and redemption price per share	$7.01

Class K
Net Assets	$889,972
Shares Outstanding	125,683

Net asset value, offering and redemption price per share	$7.08

Class N
Net Assets	$45,202,999
Shares Outstanding	6,412,896

Net asset value, offering and redemption price per share	$7.05

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$35,805,076
Investments in affiliated issuers	899,800

Total cost of investments	$36,704,876

Foreign currency, at cost	$468,501

* Includes investments in securities on loan, at value	$894,360

** Includes deferred foreign taxes	$357,951

(a)	Due to small class size; calculation of net assets value (total net assets/ shares outstanding) may not agree to net asset value shown

See accompanying notes to financial statements.

10

SSGA FUNDS

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2021

State Street Defensive Emerging Markets Equity Fund

INVESTMENT INCOME
Interest income — unaffiliated issuers	$64,239
Dividend income — unaffiliated issuers	1,844,294
Dividend income — affiliated issuers	283
Unaffiliated securities lending income	11,116
Affiliated securities lending income	1,243
Reclaim income	426,258
Foreign taxes withheld	(584,152)

TOTAL INVESTMENT INCOME (LOSS)	1,763,281

EXPENSES
Advisory fee	340,979
Administration fees.	22,732
Shareholder servicing fees
Class N	10,314
Distribution fees
Class A	18
Class N	96,692
Custodian fees	96,557
Trustees’ fees and expenses	21,642
Transfer agent fees	45,997
Class A	—
Class I	2,125
Registration and filing fees	69,947
Professional fees and expenses	56,354
Printing and postage fees.	6,150
Insurance expense	603
Taxes and fees	160,782
Miscellaneous expenses	14,086

TOTAL EXPENSES	944,978

Expenses waived/reimbursed by the Adviser.	(220,409)

NET EXPENSES	724,569

NET INVESTMENT INCOME (LOSS)	$1,038,712

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,594,035
Foreign currency transactions.	(74,090)
Futures contracts	195,558

Net realized gain (loss)	1,715,503

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers*	10,017,447
Foreign currency translations	55,501
Futures contracts	(34,658)

Net change in unrealized appreciation/depreciation	10,038,290

NET REALIZED AND UNREALIZED GAIN (LOSS)	11,753,793

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$12,792,505

* Includes foreign capital gain taxes.	$(19,334)

* Includes foreign deferred taxes	$(287,403)

See accompanying notes to financial statements.

11

SSGA FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	State Street Defensive Emerging Markets Equity Fund
	Year Ended 8/31/21	Year Ended 8/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,038,712	$1,358,801
Net realized gain (loss)	1,715,503	553,426
Net change in unrealized appreciation/depreciation	10,038,290	(2,194,555)

Net increase (decrease) in net assets resulting from operations	12,792,505	(282,328)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(294)	(2,450)
Class I	(67,967)	(103,955)
Class K	(37,618)	(58,644)
Class N	(1,830,851)	(3,166,755)

Total distributions to shareholders	(1,936,730)	(3,331,804)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Class A
Proceeds from shares sold	—	500
Reinvestment of distributions	158	2,233
Cost of shares redeemed	—	(41,974)

Net increase (decrease) from capital share transactions	158	(39,241)

Class I
Proceeds from shares sold	418,926	5,035,454
Reinvestment of distributions	63,541	94,562
Cost of shares redeemed	(468,536)	(4,891,895)

Net increase (decrease) from capital share transactions	13,931	238,121

Class K
Proceeds from shares sold	6	24,906
Reinvestment of distributions	37,465	58,417
Cost of shares redeemed	(93,521)	(100,843)

Net increase (decrease) from capital share transactions	(56,050)	(17,520)

Class N
Proceeds from shares sold	1,262,591	1,612,074
Reinvestment of distributions	1,797,945	3,103,681
Cost of shares redeemed	(7,821,755)	(11,328,136)

Net increase (decrease) from capital share transactions	(4,761,219)	(6,612,381)

Net increase (decrease) in net assets from beneficial interest transactions	(4,803,180)	(6,431,021)

Capital Reimbursement (Note 4)	(94,150)	—

Contribution from Affiliate (Note 4)	22,036	—

Net increase (decrease) in net assets during the period	5,980,481	(10,045,153)

Net assets at beginning of period.	42,027,809	52,072,962

NET ASSETS AT END OF PERIOD	$48,008,290	$42,027,809

SHARES OF BENEFICIAL INTEREST:
Class A
Shares sold	—	100
Reinvestment of distributions	26	374
Shares redeemed	—	(8,086)

Net increase (decrease) from capital share transactions	26	(7,612)

Class I
Shares sold	63,620	834,993
Reinvestment of distributions	10,616	15,760
Shares redeemed	(75,579)	(816,134)

Net increase (decrease) from capital share transactions	(1,343)	34,619

Class K
Shares sold	1	4,450
Reinvestment of distributions	6,223	9,656
Shares redeemed	(14,694)	(17,996)

Net increase (decrease) from capital share transactions	(8,470)	(3,890)

Class N
Shares sold	202,928	290,379
Reinvestment of distributions	298,938	514,707
Shares redeemed	(1,242,451)	(2,011,525)

Net increase (decrease) from capital share transactions	(740,585)	(1,206,439)

See accompanying notes to financial statements.

12

SSGA FUNDS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	State Street Defensive Emerging Markets Equity Fund Class A
	Year Ended 8/31/21		Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18		Year Ended 8/31/17

Net asset value, beginning of period	$5.50		$5.90	$7.96	$8.50		$7.48

Income (loss) from investment operations:

Net investment income (loss) (a)(b)	0.15		0.10	0.24	0.22		0.11

Net realized and unrealized gain (loss) (c)	1.61		(0.10)	(0.66)	(0.33)		1.03

Total from investment operations	1.76		0.00	(0.42)	(0.11)		1.14

Contribution from Adviser (Note 4)	0.00	(h)	—	—	0.01		—

Capital Reimbursement	(0.01)		—	—	—		—

Distributions to shareholders from:

Net investment income.	(0.17)		(0.15)	(0.33)	(0.13)		(0.12)

Net realized gains	(0.09)		(0.25)	(1.31)	(0.31)		—

Total distributions	(0.26)		(0.40)	(1.64)	(0.44)		(0.12)

Net asset value, end of period.	$6.99		$5.50	$5.90	$7.96		$8.50

Total return (d)	32.46	%(e)	(0.47)%	(5.00)%	(1.31	)%(f)	15.57%

Ratios and Supplemental Data:

Net assets, end of period (in 000s)	$8		$6	$52	$52		$53

Ratios to Average Net Assets:

Total expenses (b)	2.07	%(g)	1.77%	1.76%	1.62%		1.77%

Net expenses (b)	1.59	%(g)	1.25%	1.25%	1.25%		1.37%

Net investment income (loss) (b)	2.31%		1.74%	3.63%	2.70%		1.42%

Portfolio turnover rate	35%		42%	39%	51%		38%

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)

Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(d)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of the Fund. Results represent past performance and are not indicative of future results.

(e)	If an Affiliate had not made a contribution during the year ended August 31, 2021, the total return would have remained 32.46%.
(f)	If the Adviser had not made a contribution during the year ended August 31, 2018, the total return would have been (1.44)%.
(g)	Includes the effect of taxes and fees, that are not subject to the expense limitation agreement, which impacted the ratio by 0.35%.
(h)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

13

SSGA FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	State Street Defensive Emerging Markets Equity Fund Class I
	Year Ended 8/31/21		Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18		Year Ended 8/31/17

Net asset value, beginning of period	$5.54		$5.94	$8.03	$8.57		$7.52

Income (loss) from investment operations:

Net investment income (loss) (a)(b)	0.16		0.17	0.21	0.26		0.14

Net realized and unrealized gain (loss) (c)	1.60		(0.15)	(0.64)	(0.35)		1.02

Total from investment operations	1.76		0.02	(0.43)	(0.09)		1.16

Contribution from Adviser (Note 4)	0.00	(h)	—	—	0.01		—

Capital Reimbursement	(0.01)		—	—	—		—

Distributions to shareholders from:

Net investment income.	(0.19)		(0.17)	(0.35)	(0.15)		(0.11)

Net realized gains	(0.09)		(0.25)	(1.31)	(0.31)		—

Total distributions	(0.28)		(0.42)	(1.66)	(0.46)		(0.11)

Net asset value, end of period.	$7.01		$5.54	$5.94	$8.03		$8.57

Total return (d)	32.56	%(e)	(0.37)%	(5.13)%	(1.15	)%(f)	15.96%

Ratios and Supplemental Data:

Net assets, end of period (in 000s)	$1,907		$1,514	$1,418	$1,568		$1,496

Ratios to Average Net Assets:

Total expenses (b)	1.97	%(g)	1.64%	1.57%	1.37%		1.51%

Net expenses (b)	1.48	%(g)	1.12%	1.06%	1.00%		1.11%

Net investment income (loss) (b)	2.46%		3.11%	3.20%	3.15%		1.81%

Portfolio turnover rate	35%		42%	39%	51%		38%

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)

Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(d)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of the Fund. Results represent past performance and are not indicative of future results.

(e)	If an Affiliate had not made a contribution during the year ended August 31, 2021, the total return would have remained 32.56%.
(f)	If the Adviser had not made a contribution during the year ended August 31, 2018, the total return would have been (1.27)%.
(g)	Includes the effect of taxes and fees, that are not subject to the expense limitation agreement, which impacted the ratio by 0.35%.
(h)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

14

SSGA FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	State Street Defensive Emerging Markets Equity Fund Class K
	Year Ended 8/31/21		Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18		Year Ended 8/31/17

Net asset value, beginning of period	$5.58		$5.98	$8.05	$8.60		$7.55

Income (loss) from investment operations:

Net investment income (loss) (a)(b)	0.16		0.18	0.25	0.20		0.15

Net realized and unrealized gain (loss) (c)	1.64		(0.16)	(0.66)	(0.30)		1.03

Total from investment operations	1.80		0.02	(0.41)	(0.10)		1.18

Contribution from Adviser (Note 4)	0.00	(h)	—	—	0.01		—

Capital Reimbursement	(0.01)		—	—	—		—

Distributions to shareholders from:

Net investment income.	(0.20)		(0.17)	(0.35)	(0.15)		(0.13)

Net realized gains	(0.09)		(0.25)	(1.31)	(0.31)		—

Total distributions	(0.29)		(0.42)	(1.66)	(0.46)		(0.13)

Net asset value, end of period.	$7.08		$5.58	$5.98	$8.05		$8.60

Total return (d)	32.80	%(e)	(0.14)%	(4.82)%	(1.22	)%(f)	16.02%

Ratios and Supplemental Data:

Net assets, end of period (in 000s)	$890		$749	$826	$952		$2,243

Ratios to Average Net Assets:

Total expenses (b)	1.84	%(g)	1.52%	1.51%	1.37%		1.40%

Net expenses (b)	1.35	%(g)	1.00%	1.00%	1.00%		1.00%

Net investment income (loss) (b)	2.54%		3.27%	3.80%	2.29%		1.93%

Portfolio turnover rate	35%		42%	39%	51%		38%

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)

Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(d)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of the Fund. Results represent past performance and are not indicative of future results.

(e)	If an Affiliate had not made a contribution during the year ended August 31, 2021, the total return would have remained 32.80%.
(f)	If the Adviser had not made a contribution during the year ended August 31, 2018, the total return would have been (1.35)%.
(g)	Includes the effect of taxes and fees, that are not subject to the expense limitation agreement, which impacted the ratio by 0.35%.
(h)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

15

SSGA FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	State Street Defensive Emerging Markets Equity Fund Class N
	Year Ended 8/31/21		Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18		Year Ended 8/31/17

Net asset value, beginning of period	$5.56		$5.95	$8.02	$8.56		$7.52

Income (loss) from investment operations:

Net investment income (loss) (a)(b)	0.14		0.17	0.23	0.21		0.12

Net realized and unrealized gain (loss) (c)	1.63		(0.15)	(0.66)	(0.32)		1.03

Total from investment operations	1.77		0.02	(0.43)	(0.11)		1.15

Contribution from Adviser (Note 4)	0.00	(h)	—	—	0.01		—

Capital Reimbursement	(0.01)		—	—	—		—

Distributions to shareholders from:

Net investment income.	(0.18)		(0.16)	(0.33)	(0.13)		(0.11)

Net realized gains	(0.09)		(0.25)	(1.31)	(0.31)		—

Total distributions	(0.27)		(0.41)	(1.64)	(0.44)		(0.11)

Net asset value, end of period.	$7.05		$5.56	$5.95	$8.02		$8.56

Total return (d)	32.66	%(e)	(0.42)%	(5.16)%	(1.29	)%(f)	15.58%

Ratios and Supplemental Data:

Net assets, end of period (in 000s)	$45,203		$39,758	$49,777	$66,373		$86,670

Ratios to Average Net Assets:

Total expenses (b)	2.09	%(g)	1.77%	1.76%	1.62%		1.65%

Net expenses (b)	1.60	%(g)	1.25%	1.25%	1.25%		1.25%

Net investment income (loss) (b)	2.27%		2.93%	3.47%	2.56%		1.60%

Portfolio turnover rate	35%		42%	39%	51%		38%

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)

Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(d)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of the Fund. Results represent past performance and are not indicative of future results.

(e)	If an Affiliate had not made a contribution during the year ended August 31, 2021, the total return would have remained 32.66%.
(f)	If the Adviser had not made a contribution during the year ended August 31, 2018, the total return would have been (1.41)%.
(g)	Includes the effect of taxes and fees, that are not subject to the expense limitation agreement, which impacted the ratio by 0.35%.
(h)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

16

SSGA FUNDS

NOTES TO FINANCIAL STATEMENTS

August 31, 2021

1.	Organization

The SSGA Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of August 31, 2021, the Trust consists of three (3) series (and corresponding classes, each of which have the same rights and privileges, including voting rights), each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at $0.001 par value. The financial statements herein relate to the following series (the “Fund”):

Fund	Classes	Commencement of Operations	Diversification Classification
State Street Defensive Emerging Markets Equity Fund	Class A	July 7, 2014	Diversified
	Class I	July 7, 2014
	Class K	July 7, 2014
	Class N	March 1, 1994

Class A shares are available to the general public for investment through transaction-based financial intermediaries. Class A shares impose a sales charge (as a percentage of offering price) and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more and the shares are redeemed within 18 months of purchase. Class I, Class K and Class N shares are sold without a sales charge and only to certain eligible investors.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Fund’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Fund. The Board has responsibility for overseeing the determination of the fair value of investments.

Valuation techniques used to value the Fund’s investments by major category are as follows:

•

Equity investments traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on

17

SSGA FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2021

which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•

Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.

•

Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

A “significant event” is an event that the Board believes, with a reasonably high degree of certainty, has caused the closing market prices of the Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s net asset value calculation. Fair value may be determined using an independent fair value service under valuation procedures approved by the Board. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of foreign securities exchanges. The use of the independent fair value service or alternative fair valuation methods would result in the investments being classified within Level 2 of the fair value hierarchy. At August 31, 2021, the independent fair value service was used for certain foreign securities in the Fund. These securities were classified within Level 2 of the fair value hierarchy.

Various inputs are used in determining the value of the Funds’ investments.

The Fund values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of the Fund’s investments according to the fair value hierarchy as of August 31, 2021, is disclosed in the Fund’s Schedule of Investments.

18

SSGA FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2021

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, or when the information becomes available, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

The Fund invests in Real Estate Investment Trusts (“REITs”). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Fund’s policy is to record all REIT distributions initially as dividend income and re-designate a portion of the capital or capital gains distributions at year end based on information provided by the REIT and/or SSGA Funds Management, Inc.’s (the “Adviser” or “SSGA FM”) estimates of such re-designations for which actual information has not yet been reported.

Expenses

Certain expenses, which are directly identifiable to a specific fund, are applied to that fund within the Trust. Other expenses which cannot be attributed to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the funds within the Trust. Class specific expenses are borne by each class.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred as of August 31, 2021, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

As a result of several court cases, in certain countries across the European Union (“EU’), the Fund filed for additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for such EU reclaims is reflected in the Statement of Operations. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes the Fund’s shareholders can use as tax credits in their individual income tax returns. In the event that EU reclaims received by the Fund during the fiscal year exceed foreign withholding taxes paid, and the Fund previously passed foreign tax credit on to its shareholders, the Fund will enter into a closing agreement with the Internal Revenue

19

SSGA FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2021

Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders. During the period ended August 31, 2021, the Fund received EU reclaims paid during the year in the amount of $426,258, and incurred estimated taxes and fees of $160,782 as a result as shown on the Statement of Operations.

Distributions

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Derivative Financial Instruments

Futures Contracts

The Fund may enter into futures contracts to meet the Fund’s objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Securities deposited, if any, are designated on the Schedule of Investments and cash deposited, if any, is included in Net cash at broker on the Statement of Assets and Liabilities. Subsequent payments are made or received by the Fund equal to the daily change in the contract value, accumulated, exchange rates, and or other transactional fees. The accumulation of those payments are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate with the movement of the assets underlying such contracts.

For the year ended August 31, 2021, the Fund entered into futures contracts to expose cash reserves to the markets.

The following tables summarize the value of the Fund’s derivative instruments as of August 31, 2021, and the related location in the accompanying Statement of Assets and Liabilities and Statement of Operations, presented by primary underlying risk exposure:

	Liability Derivatives
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street Defensive Emerging Markets Equity Fund
Futures Contracts	$—	$—	$—	$665	$—	$665

	Net Realized Gain (Loss)
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total

State Street Defensive Emerging Markets Equity Fund

Futures Contracts	$—	$—	$—	$195,558	$—	$195,558

	Net Change in Unrealized Appreciation (Depreciation)
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total

State Street Defensive Emerging Markets Equity Fund

Futures Contracts	$—	$—	$—	$(34,658)	$—	$(34,658)

20

SSGA FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2021

4.	Fees and Transactions with Affiliates

Advisory Fees

SSGA FM manages the Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly owned subsidiary of State Street Corporation. The Adviser and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For its services, the Fund pays the Adviser an annual management fee, calculated daily and paid monthly, at the following annual rates of their average daily net assets:

Annual Rate

State Street Defensive Emerging Markets Equity Fund	0.75%

The Adviser is contractually obligated until December 31, 2021 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total annual Fund operating expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and expenses, and distribution, shareholder servicing, and sub-transfer agency fees) exceed the following percent of average daily net assets on an annual basis as follows:

Expense Limitation

State Street Defensive Emerging Markets Equity Fund	1.00%

This waiver and/or reimbursement may not be terminated with respect to the Fund prior to December 31, 2021 except with the approval of the Board.

The total amounts of waivers for the year ended August 31, 2021 are detailed in the following table.

Funds	Amount Waived or Reimbursed

State Street Defensive Emerging Markets Equity Fund	$215,863

During the year ended August 31, 2021, the State Street Defensive Emerging Markets Equity Fund incurred extraordinary expenses of $160,782 related to Taxes and Fees, as disclosed on the Statement of Operations, that were not subject to the waiver.

Administrator, Sub-Administrator and Custodian Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian and sub-administrator. For its administrative services, the Fund pays SSGA FM a fee at an annual rate of 0.05% of its average daily net assets. The fees are accrued daily and paid monthly. SSGA FM has contractually agreed to waive 0.01% of its administration fee. The waiver may not be terminated or modified except with the approval of the Board and shall continue until at least December 31, 2021. For the year ended August 31, 2021, the total administration fees waived pursuant to the waiver agreement were as follows:

Amount Waived

State Street Defensive Emerging Markets Equity Fund	$4,546

The Adviser and the Fund each bear a portion of the fee paid to State Street for providing sub-administration and custodian services with respect to the Fund.

Distribution and Shareholder Servicing Fees

State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”) an affiliate of the Adviser, serves as the distributor of the Trust.

21

SSGA FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2021

The Fund with the exception of Class N shares, adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, under which the Fund may compensate the Distributor (or others) for services in connection with the distribution of the Fund’s Class A and for services provided to shareholders in that class (the “Plan”).

The Plan calls for payments at an annual rate (based on average daily net assets) of 0.25% of the Fund’s net assets attributable to its Class A shares. In addition to payments under the Plan, the Fund may reimburse the Distributor or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.

With respect to the Class N shares of the State Street Defensive Emerging Markets Equity Fund, the Trust has adopted a distribution plan pursuant to Rule 12b-1 (the “Historical Class N Plan”) under the 1940 Act. Under the Historical Class N Plan, the Trust is authorized to make payments to the Distributor, or any shareholder servicing agent, for services in connection with the distribution of Class N shares of the State Street Defensive Emerging Markets Equity Fund and the servicing of investor accounts. Payments to the Distributor for the sale and distribution of these Class N shares are not permitted to exceed 0.25% of the State Street Defensive Emerging Markets Equity Fund’s average annual net assets. Payments to financial intermediaries providing shareholder services to the Fund are not permitted by the Historical Class N Plan to exceed 0.20% of average annual net assets.

Other Transactions with Affiliates - Securities Lending

State Street, an affiliate of the Fund, acts as the securities lending agent for the Fund, pursuant to an amended and restated securities lending authorization agreement dated January 6, 2017, as amended December 7, 2018.

Proceeds collected by State Street on investment of cash collateral or any fee income are allocated as follows (after deduction of such other amounts payable to State Street under the terms of the securities lending agreement): 85% payable to the Fund, and 15% payable to State Street.

In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Portfolio II, an affiliated fund, for which SSGA FM serves as investment adviser. See Note 10 for additional information regarding securities lending.

Other Transactions with Affiliates

The Fund may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the year ended August 31, 2021 are disclosed in the Fund’s Schedule of Investments.

During the fiscal year ended August 31, 2021, State Street made a voluntary contribution to the State Street Defensive Emerging Markets Equity Fund in the amount of $22,036 related to an error in the calculation of net asset value.

During the fiscal year ended August 31, 2021, the Fund accrued $94,150 payable to shareholders, which is an estimated amount of capital reimbursements to be paid to certain shareholders as a result of reprocessing shareholder transactions due to errors in the calculation of net assets value.

5.	Trustees’ Fees

The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Fund. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

22

SSGA FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2021

6.	Investment Transactions

Purchases and sales of investments (excluding in-kind transactions, derivative contracts and short term investments) for the year ended August 31, 2021, were as follows:

	Purchases	Sales

State Street Defensive Emerging Markets Equity Fund	$15,308,954	$20,696,387

7.	Income Tax Information

The Fund has qualified and intends to continue to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Fund files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.

Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to foreign currencies, passive foreign investment companies, wash sale loss deferrals, and futures contracts. In addition, the Fund claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the year ended August 31, 2021, was as follows:

	Ordinary Income	Long-Term Capital Gains	Total

State Street Defensive Emerging Markets Equity Fund	$1,289,312	$647,418	$1,936,730

The tax character of distributions paid during the year ended August 31, 2020, was as follows:

	Ordinary Income	Long-Term Capital Gains	Total

State Street Defensive Emerging Markets Equity Fund	$1,292,885	$2,038,919	$3,331,804

At August 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Total

State Street Defensive Emerging Markets Equity Fund	$1,037,875	$—	$1,528,359	$11,019,992	$13,586,226

As of August 31, 2021, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

State Street Defensive Emerging Markets Equity Fund	$36,747,766	$13,211,947	$1,837,063	$11,374,884

23

SSGA FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2021

8. Securities Lending

The Fund may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any U.S. business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.

The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, the Fund will bear the risk of loss of any cash collateral that it may invest. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent. Additionally, the Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities.

The market value of securities on loan as of August 31, 2021, and the value of the invested cash collateral are disclosed in the Fund’s Statement of Assets and Liabilities. Non-cash collateral is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Fund’s Statement of Operations, represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

The following is a summary of the Fund’s securities lending agreements and related cash and non-cash collateral received as of August 31, 2021:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received*	Total Collateral Received

State Street Defensive Emerging Markets Equity Fund	$894,360	$97,200	$862,290	$959,490

*	The non-cash collateral includes U.S. Treasuries and U.S. Government Agency securities.

		Remaining Contractual Maturity of the Agreements As of August 31, 2021
Fund	Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total Borrowings	Gross Amount of Recognized Liabilities for Securities Lending Transactions

State Street Defensive Emerging Markets Equity Fund	Common Stocks	$97,200	$—	$—	$—	$97,200	$97,200

9.	Line of Credit

The Fund and other affiliated funds (each, a “Participant” and collectively, the “Participants”) have access to $200 million of a $500 million revolving credit facility, provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2022 unless extended or renewed.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A participant incurs and pays the interest

24

SSGA FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2021

expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1.25% plus the New York Fed Bank Rate. Prior to October 8, 2020, interest was calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate.

The Fund had no outstanding loans as of August 31, 2021.

10.	Risks

Concentration Risk

As a result of the Fund’s ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund was more broadly diversified.

Foreign and Emerging Markets Risk

Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Fund invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that the Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Credit Risk

The Fund may be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Risk

The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.

An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in a global pandemic and major disruptions to economies and markets around the world, including the United States. Financial markets have experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

11.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

25

SSGA FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of State Street Defensive Emerging Markets Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of State Street Defensive Emerging Markets Equity Fund (the “Fund”) (one of the funds constituting SSGA Funds (the “Trust”)), including the schedule of investments, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting SSGA Funds) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.

Boston, Massachusetts

November 22, 2021

26

SSGA FUNDS

OTHER INFORMATION

August 31, 2021 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from March 1, 2021 to August 31, 2021.

The table below illustrates your Fund’s cost in two ways:

Based on actual fund return ——This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in each Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

Based on hypothetical 5% return ——This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)

	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)

State Street Defensive Emerging Markets Equity Fund

Class A	1.80%	$1,094.90	$9.50	$1,016.10	$9.15

Class I	1.76	1,096.20	9.30	1,016.30	8.94

Class K	1.68	1,097.00	8.88	1,016.70	8.54

Class N	1.93	1,095.80	10.20	1,015.50	9.80

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 184, then divided by 365.

27

SSGA FUNDS

OTHER INFORMATION (continued)

August 31, 2021 (Unaudited)

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended August 31, 2021.

Dividends Received Deduction

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.

Qualified Business Income Deduction

The Fund reports the maximum amount allowable of qualified REIT dividends eligible for the 20% qualified business income deduction under Section 199A.

Qualified Dividend Income

A portion of dividends distributed by the Fund during the fiscal year ended August 31, 2021 are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Qualified Interest Income

The Fund reports the maximum amount allowable of its net taxable income and short-term capital gain as qualified interest income.

Capital Gain Dividend

Long term capital gains dividends were paid from the Fund during the fiscal year ended August 31, 2021:

Amount

State Street Defensive Emerging Markets Equity Fund	$835,279

Proxy Voting Policies and Procedures and Record

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities are available (i) without charge, upon request, by calling 1-800-997-7327, (ii) on the Fund’s website at www.ssga.com, and (iii) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies, if any, during the 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-800-997-7327 (toll free), or (2) on the website of the SEC at www.sec.gov.

Quarterly Portfolio Schedule

Following the Fund’s first and third fiscal quarter-ends, a complete schedule of investments is filed with the SEC as an exhibit on Form N-PORT, which can be found on the Fund’s website at www.ssga.com and the SEC’s website at www.sec.gov. The Fund’s schedules of investments are available upon request, without charge, by calling 1-800-997-7327 (toll free).

28

SSGA FUNDS

OTHER INFORMATION (continued)

August 31, 2021 (Unaudited)

TRUSTEE CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AGREEMENT1

Overview of the Contract Review Process

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement between a mutual fund and its investment adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees or its shareholders, and by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.2

Consistent with these requirements, the Board of Trustees (the “Board”) of the SSGA Funds (the “Trust”), met telephonically or by videoconference on April 7, 2021 and May 24-25, 2021 (in reliance on the Orders), including in executive sessions attended by the Independent Trustees, to consider a proposal to approve, with respect to the State Street Defensive Emerging Markets Equity Fund (the “Fund”), the continuation of the investment advisory agreement (the “Advisory Agreement”) with SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. The Independent Trustees were separately represented by counsel who are independent of the Adviser in connection with their consideration of approval of the Advisory Agreement. Following the April 7, 2021 meeting, the Independent Trustees submitted questions and requests for additional information to management, and considered management’s responses thereto prior to and at the May 24-25, 2021 meeting. The Independent Trustees considered, among other things, the following:

Information about Performance, Expenses and Fees

• A report prepared by an independent third-party provider of investment company data, which includes for the Fund:

1Over the course of many years overseeing the Fund and other investment companies, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). Due to the ongoing Coronavirus Disease 2019 (also known as “COVID-19”) pandemic, the special meeting for calendar year 2021 was held telephonically. At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustees before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

2 On March 25, 2020 and June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued exemptive orders (the “Orders”) pursuant to Sections 6(c) and 38(a) of the 1940 Act, that temporarily exempt registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Orders are ratified at the next in-person meeting. The Board of the Trust determined that reliance on the Orders was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the May 24-25, 2021 meeting was held telephonically in reliance on the Orders.

29

SSGA FUNDS

OTHER INFORMATION (continued)

August 31, 2021 (Unaudited)

o

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2020, to the performance of an appropriate benchmark constructed by Broadridge Financial Solutions, Inc., the successor to Lipper, Inc. (“Broadridge”) for the Fund (the “Lipper Index”) and a universe of other mutual funds with similar investment objectives and policies (the “Performance Group” and/or the “Performance Universe”);

o

Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider (the “Expense Group” and/or “Expense Universe”);

o	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five calendar years; and

o	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

• Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Fund, as applicable; and

• Profitability analyses for (a) the Adviser with respect to the Fund and (b) affiliates of the Adviser that provide services to the Fund (“Affiliated Service Providers”).

Information about Portfolio Management

• Descriptions of the investment management services provided by the Adviser, including its investment strategies and processes;

• Information concerning the allocation of brokerage; and

• Information regarding the procedures and processes used to value the assets of the Fund.

Information about the Adviser

• Reports detailing the financial results and condition of the Adviser and its affiliates;

• Descriptions of the qualifications, education and experience of the individual investment and other professionals responsible for managing the portfolios of the Fund and for Fund operations;

• Information relating to compliance with and the administration of the Code of Ethics adopted by the Adviser;

• Information about the Adviser’s proxy voting policies and procedures and information regarding the Adviser’s practices for overseeing proxy vendors;

• Information concerning the resources devoted by the Adviser to overseeing compliance by the Fund and its service providers, including information concerning compliance with investment policies and restrictions and other operating policies of the Fund;

• A description of the adequacy and sophistication of the Adviser’s technology and systems with respect to investment and administrative matters and a description of any material improvements or changes in technology or systems in the past year;

• A description of the business continuity and disaster recovery plans of the Adviser; and

• Information regarding the Adviser’s risk management processes.

Other Relevant Information

• Information concerning the nature, extent, quality and cost of services provided to the Fund by SSGA FM in its capacity as the Fund’s administrator (the “Administrator”);

30

SSGA FUNDS

OTHER INFORMATION (continued)

August 31, 2021 (Unaudited)

• Information concerning the nature, extent, quality and cost of various non-investment management services provided to the Fund by affiliates of the Adviser, including the custodian, sub-administrator, fund accountant and securities lending agent of the Fund, as applicable, and the role of the Adviser in managing the Fund’s relationship with these service providers;

• Copies of the Advisory Agreement and agreements with other service providers of the Fund;

• Responses to a letter from independent legal counsel to the Independent Trustees (“Independent Counsel”), reviewed prior to such date by Independent Counsel, requesting specific information from each of:

o

SSGA FM, in its capacity as the Fund’s Adviser and Administrator, with respect to its operations relating to the Fund and its approximate profit margins from such operations for the calendar year ended December 31, 2020; and the relevant operations of other Affiliated Service Providers to the Fund, together with their approximate profit margins from such relevant operations for the calendar year ended December 31, 2020;

o	State Street Bank and Trust Company (“State Street”), the sub-administrator, custodian and securities lending agent for the Funds, with respect to its operations relating to the Fund; and

o

State Street Global Advisors Funds Distributors, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Fund, together with the Fund’s related distribution plans and arrangements under Rule 12b-1 of the 1940 Act;

• Information from SSGA FM, State Street and the Distributor with respect to the Trust providing any material changes to the previous information supplied in response to the letter from Independent Counsel prior to the executive session of the Board on May 24-25, 2021;

• Materials provided by Broadridge, circulated to the Independent Trustees and to Independent Counsel; and

• A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Fund throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Fund and the investment strategies used in pursuing the Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their Independent Counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, at the meeting held on May 24-25, 2021 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement effective June 1, 2021, for an additional year with respect to the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The

31

SSGA FUNDS

OTHER INFORMATION (continued)

August 31, 2021 (Unaudited)

Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. The Board considered the extensive experience and resources committed by the Adviser to risk management, including with respect to investment risk, liquidity risk, operational risk, counterparty risk and model risk. Further, the Board considered material enhancements made to the risk management processes and systems over the past year. The Trustees also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including reputational and entrepreneurial risks. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management, as well as the Adviser’s succession planning process.

The Board had previously reviewed the compliance programs of SSGA FM and various Affiliated Service Providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in overseeing the Fund’s securities lending activities. The Board also considered the performance of certain portions of the business continuity plan which have been invoked in response to the COVID-19 pandemic.

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser can be expected to continue to provide high quality investment management and related services for the Fund.

Fund Performance

The Board compared the Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2020. For purposes of these comparisons the Independent Trustees relied extensively on the Performance Group, Performance Universe and Lipper Index and the analyses of the related data provided by Broadridge. Among other information, the Board considered the following performance information in its evaluation of the Fund:

State Street Defensive Emerging Markets Equity Fund. The Board considered that the Fund’s performance was below the medians of its Performance Group and Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also considered that the Fund’s performance was below its Lipper Index for the 1-, 3-, 5- and 10- year periods. The Board took into account management’s discussion of the Fund’s performance.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory or is being appropriately monitored and/or addressed by management.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by the Fund and actual fees paid by the Fund, net of waivers. As part of its review, the Board considered the Fund’s management fee and total expense ratio, including the portion attributable to administrative services provided by SSGA FM (both before and after giving effect to any expense caps), as compared to its Expense Group and Expense Universe, as constructed by Broadridge, and the related Broadridge analysis for the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds. Among other information, the Board considered the following expense information in its evaluation of the Fund:

State Street Defensive Emerging Markets Equity Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

32

SSGA FUNDS

OTHER INFORMATION (continued)

August 31, 2021 (Unaudited)

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of the Fund compare favorably to the fees and expenses of the Expense Group and Expense Universe and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to the Fund and to all funds within the fund complex. The Board considered other direct and indirect benefits received by SSGA FM and Affiliated Service Providers in connection with their relationships with the Fund, together with the profitability of each of the Affiliated Service Providers with respect to their services to the Fund and/or fund complex. The Board also considered the various risks borne by SSGA FM and State Street in connection with their various roles in servicing the Trust, including reputational and entrepreneurial risks.

The Board concluded that the profitability of the Adviser with respect to the Fund, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Fund, were reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of the Fund and all Funds as a group, the level of profitability of the Adviser and its affiliates with respect to the Fund and all Funds as a group over various time periods, and the comparative management fee and expense ratio of each Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Fund to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

Conclusions

In reaching its decision to approve the Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement.

Further, based upon its review of the Advisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreement are reasonable, fair, and in the best interests of each Fund and its respective shareholders, and (2) the rates payable under the Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

33

SSGA FUNDS

OTHER INFORMATION (continued)

August 31, 2021 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past Five Years

Trustees

Independent Trustees

Michael F. Holland c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1944	Trustee and Co- Chairperson of the Board	Term: Indefinite Elected: 1/14	Chairman, Holland & Company L.L.C. (investment adviser) (1995 - present).	63	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc. (1992-2017); Director, The Taiwan Fund, Inc. (2007-2017); Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.

Patrick J. Riley c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1948	Trustee and Co- Chairperson of the Board	Term: Indefinite Elected: 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to present, Independent Director, SSGA Fixed Income plc; and January 2009 - 2019, Independent Director, SSGA Qualified Funds PLC.	63	Board Director and Chairman, SPDR Europe 1PLC Board (2011 - present); Board Director and Chairman, SPDR Europe II, PLC (2013 - present).

John R. Costantino c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Co- Chairperson of the Qualified Legal Compliance Committee	Term: Indefinite Elected: 12/18	Senior Advisor to NGN Capital LLC (January 2019 - present); Managing General Partner, NGN Capital LLC (2006 - December 2019).	63	Director of Kleinfeld Bridal Corp. (January 2016 - present); Trustee of Neuroscience Research Institute (1986 - 2017); Trustee of Fordham University (1989 - 1995 and 2001 - 2007) and Trustee Emeritus (2007 - present);Trustee and Independent Chairperson of GE Funds (1993 - February 2011); Director, Muscular Dystrophy Association (since 2019); and Trustee of Gregorian University Foundation (1992 - 2007).

Donna M. Rapaccioli c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1962	Trustee and Co- Chairperson of the Audit Committee	Term: Indefinite Elected: 12/18	Dean of the Gabelli School of Business (2007 - present) and Accounting Professor (1987 - present) at Fordham University.	63	Director- Graduate Management Admissions Council (2015 - present); Trustee of Emmanuel College (2010 - 2019).

34

SSGA FUNDS

OTHER INFORMATION (continued)

August 31, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past Five Years

Richard D. Shirk c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1945	Trustee and Co- Chairperson of the Qualified Legal Compliance Committee	Term: Indefinite Elected: 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare).	63	1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (2001 to 2017) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College; Board member, Aerocare Holdings, Regenesis Biomedical Inc.

Bruce D. Taber c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1943	Trustee and Co- Chairperson of the Valuation Committee, Co- Chairperson of the Nominating Committee, and Co-Chairperson of the Governance Committee	Term: Indefinite Elected: 1991	Retired; 1999 to 2016, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies).	45	None.

Michael A. Jessee c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Co- Chairperson of the Valuation Committee	Term: Indefinite Appointed: 7/16 Elected: 12/18	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 - 2009); Trustee, Randolph-Macon College (2004-2016).	63	None.

Interested Trustee(1)

Ellen M. Needham(2) SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Trustee and President	Term: Indefinite Elected: 12/18	Chairman, SSGA Funds Management, Inc. (March 2020 - present); President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).	63	Board Director, SSGA SPDR ETFs Europe 1 plc (May 2020 - present); Board Director, SSGA SPDR ETFs Europe II plc (May 2020 - present).

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA FM serves as investment adviser.
(1)	The individual listed below is a Trustee who is an “interested person,” as defined in the 1940 Act, of the Trust (“Interested Trustee”).
(2)	Ms. Needham is an Interested Trustee because of her employment by SSGA FM, an affiliate of the Trust.
*	Served in various capacities and/or with various affiliated entities during noted time period.

35

SSGA FUNDS

OTHER INFORMATION (continued)

August 31, 2021 (Unaudited)

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Officers

ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	President, Trustee	Term: Indefinite Elected: 10/12	Chairman, SSGA Funds Management, Inc. (March 2020 - present); President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).

BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).

ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - present) *; Managing Director, State Street Global Advisors (April 2005 - present).*

CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*

DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).

ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 YOB: 1966	Deputy Treasurer	Term: Indefinite Elected: 9/17	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Fund Controller at GE Asset Management Incorporated (April 2011 - July 2016).

DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1971	Assistant Treasurer	Term: Indefinite Elected: 11/20	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011-July 2017).*

BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1973	Chief Compliance Officer, Anti-Money Laundering Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present).*

SEAN O’MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Chief Legal Officer	Term: Indefinite Elected: 8/19	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 - present).

36

SSGA FUNDS

OTHER INFORMATION (continued)

August 31, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1974	Secretary	Term: Indefinite Elected: 9/20	Vice President and Senior Counsel, State Street Global Advisors (October 2019 - present); Vice President and Counsel at Eaton Vance Corp (October 2010 - October 2019)

DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB:1985	Assistant Secretary	Term: Indefinite Elected: 8/19	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (August 2015 - April 2019); Associate, Ropes & Gray LLP (November 2012 - August 2015).

TIMOTHY COLLINS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Assistant Secretary	Term: Indefinite Elected: 9/21	Vice President and Senior Counsel, State Street Global Advisors (August 2021 - present); Vice President and Managing Counsel, State Street Corporation (March 2020 - August 2021) and Vice President and Senior Counsel (April 2018 - March 2020); Counsel, Sutton Place Investments (January 2010 - March 2018).

*	Served in various capacities and/or with various affiliated entities during noted time period.

The Statement of Additional Information (SAI) includes additional information about the Trust’s trustees and officers and is available, without charge, upon request and by calling 1-877-521-4083.

37

[This Page Intentionally Left Blank]

[This Page Intentionally Left Blank]

SSGA Funds

One Iron Street

Boston, Massachusetts 02210

(800) 997-7327

Trustees

John R. Costantino

Michael F. Holland

Michael A. Jessee

Ellen M. Needham

Donna M. Rapaccioli

Patrick J. Riley

Richard D. Shirk

Bruce D. Taber

Investment Adviser and Administrator

SSGA Funds Management, Inc.

One Iron Street

Boston, MA 02210

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer and Dividend Paying Agent

DST Asset Manager Solutions Inc.

State Street Global Advisors

P.O. Box 219737

Kansas City, MO 64121-9737

Distributor

State Street Global Advisors Funds Distributors, LLC

One Iron Street

Boston, Massachusetts 02210

Sub-Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Distributor: State Street Global Advisors Funds Distributors, LLC, member FINRA, SIPC, an indirect wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSGA Funds pay State Street Bank and Trust Company for its services as custodian and shareholder servicing agent and pay SSGA Funds Management, Inc. for investment advisory and administrator services.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

SSGADEMAR

Annual Report

August 31, 2021

SSGA Funds

State Street International Stock Selection Fund

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

STATE STREET INTERNATIONAL STOCK SELECTION FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

State Street International Stock Selection Fund (the “Fund”) seeks to provide long-term capital growth by investing primarily in securities of foreign issuers. The Fund’s benchmark is the MSCI EAFE Net Dividend Index (the “Index”).

For the 12-month period ended August 31, 2021 (the “Reporting Period”), the total return for the Fund’s Class N was 27.63%, and the Index was 26.12%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Value, Sentiment and Quality based factors were primary drivers of Fund performance during the Reporting Period relative to the Index. All three themes yielded positive returns as companies with lower valuation, good market sentiment and higher quality outperformed their more expensive, bad market sentiment and lower quality peers.

Stock selection in each of the Industrials and Information Technology sectors was the largest positive contribution to Fund performance, while stock selection in the Consumer Discretionary and Financials sectors was the largest negative contribution to excess return relative to the Index.

The Fund used futures in order to equitize cash during the Reporting Period. The Fund’s use of MSCI EAFE futures did not materially impact Fund performance relative to the Index as it is held only to equitize cash, and the futures contract tracks the Index.

On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Nippon Yusen Kabushiki Kaisha, Ashtead Group and Kesko. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were ASML Holding, Fresnius Medical Care and Roche Holding.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

See accompanying notes to financial statements.

STATE STREET INTERNATIONAL STOCK SELECTION FUND

PERFORMANCE SUMMARY (UNAUDITED)

Comparison of Change in Value of a $10,000 Investment

(Based on Net Asset Value)

Past performance is not a guarantee of future results.

The growth of $10,000 is cumulative. The performance of other shares classes will vary based on the sales charges and the fee structure of those classes.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Line graph is based on cumulative total return.

Average Annual Total Returns as of August 31, 2021

	Total Return One Year Ended August 31, 2021	Adjusted for the Maximum Sales Charge (Max 5.25% Load)	Average Annual Total Return Five Years Ended August 31, 2021	Adjusted for the Maximum Sales Charge (Max 5.25% Load)	Average Annual Total Return Ten Years Ended August 31, 2021	Adjusted for the Maximum Sales Charge (Max 5.25% Load)
State Street International Stock Selection Fund Class A	27.33%	20.69%	6.81%	5.65%	5.78%	5.22%
State Street International Stock Selection Fund Class I	27.94%	N/A	7.23%	N/A	6.11%	N/A
State Street International Stock Selection Fund Class K	27.97%	N/A	7.30%	N/A	6.19%	N/A
State Street International Stock Selection Fund Class N	27.63%	N/A	7.04%	N/A	6.01%	N/A
MSCI® EAFE® Net Dividend Index (reflects no deduction for fees, expenses or taxes)(1)	26.12%	N/A	9.72%	N/A	7.34%	N/A

(1)

The MSCI® EAFE® Net Dividend Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Net Dividend Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

See accompanying notes to financial statements.

STATE STREET INTERNATIONAL STOCK SELECTION FUND

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

The maximum sales charge for Class A shares is 5.25%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. Class I, Class K, and Class N are not subject to a sales charge.

Adjusted Performance shown for the periods prior to the inception of Class A shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees and the maximum sales load of Class A. Unadjusted Performance shown for the periods prior to the inception of Class A shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees. Unadjusted returns do not reflect sales charges and would have been lower if they had. Performance shown for the periods prior to the inception of Class I and K shares on July 7, 2014, reflects the historical performance of the Fund’s Class N shares. Had the Fund’s Class I and K fees been reflected, the returns shown for those periods would have been higher.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance includes reinvestment of all distributions. The gross expense ratio for the State Street International Stock Selection Fund as stated in the Fees and Expenses table of the most recent prospectus is 1.48%, 1.23%, 1.03%, and 1.28% for Class A, I, K, and N, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

See accompanying notes to financial statements.

STATE STREET INTERNATIONAL STOCK SELECTION FUND

PORTFOLIO STATISTICS (UNAUDITED)

Top Five Holdings as of August 31, 2021

Description	% of Net Assets
Novartis AG	1.9%
Roche Holding AG	1.5
ASML Holding NV	1.5
Deutsche Post AG	1.4
UBS Group AG	1.3
TOTAL	7.6%

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

See accompanying notes to financial statements.

STATE STREET INTERNATIONAL STOCK SELECTION FUND

SCHEDULE OF INVESTMENTS

August 31, 2021

Security Description	Shares	Value

COMMON STOCKS — 98.2%
AUSTRALIA — 7.5%
Australia & New Zealand Banking Group, Ltd.	15,500	$315,792
BHP Group PLC (a)	47,673	1,479,638
BHP Group, Ltd. (a)	31,709	1,058,002
Coles Group, Ltd.	63,466	839,428
Computershare, Ltd.	48,413	584,373
Dexus AU REIT	107,896	839,829
Fortescue Metals Group, Ltd.	68,592	1,053,748
Metcash, Ltd. (a)	34,413	102,713
Rio Tinto PLC	24,339	1,800,951
Rio Tinto, Ltd.	7,189	589,336
Scentre Group REIT	22,955	47,859
Sonic Healthcare, Ltd.	71,638	2,274,453
Stockland REIT	370,910	1,253,587
Telstra Corp., Ltd.	580,863	1,631,732
Wesfarmers, Ltd.	31,909	1,399,414

		15,270,855

AUSTRIA — 0.9%
ANDRITZ AG	17,683	1,015,982
OMV AG	8,087	448,122
Semperit AG Holding	9,127	366,408

		1,830,512

BELGIUM — 0.2%
Bekaert SA	7,564	360,106

CHINA — 0.2%
Yangzijiang Shipbuilding Holdings, Ltd.	314,900	384,124

DENMARK — 2.6%
AP Moller - Maersk A/S Class A	36	97,456
AP Moller - Maersk A/S Class B	603	1,710,903
Carlsberg AS Class B	1,012	176,669
D/S Norden A/S	18,958	490,641
Matas A/S	35,124	727,777
Scandinavian Tobacco Group A/S Class A (b)	50,711	1,029,003
Schouw & Co. A/S	5,534	600,127
Sydbank A/S	14,414	422,016

		5,254,592

FINLAND — 3.3%
Kesko Oyj Class B (a)	48,523	2,002,983
Nordea Bank Abp	205,000	2,409,319
Tokmanni Group Corp.	35,827	1,032,187
Uponor Oyj	27,135	872,119
Valmet Oyj	7,579	303,905

		6,620,513

FRANCE — 11.6%
AKWEL	11,230	307,628
ALD SA (b)	51,296	720,757
Arkema SA	2,665	353,689
BNP Paribas SA	37,538	2,381,475
Capgemini SE	6,288	1,411,780
Carrefour SA	70,179	1,396,256
Cie de Saint-Gobain	31,813	2,306,006
Cie Generale des Etablissements Michelin SCA	4,253	688,228
Coface SA (c)	79,713	979,801
Derichebourg SA (c)	88,865	1,049,274
Electricite de France SA	25,454	344,879
Ipsen SA	1,312	131,182
L’Oreal SA	4,962	2,321,876
LVMH Moet Hennessy Louis Vuitton SE	874	646,842
Manitou BF SA	10,227	368,304
Publicis Groupe SA	32,371	2,122,089
Quadient SA	15,407	436,968
Sanofi	14,301	1,479,544
Societe Generale SA	69,942	2,200,865
Television Francaise 1	149,435	1,498,904
Veolia Environnement SA	4,326	148,385
Vilmorin & Cie SA	4,030	260,762

		23,555,494

GERMANY — 8.7%
ADVA Optical Networking SE (c)	6,724	111,469
Allianz SE	919	215,915
Aurubis AG	10,439	885,982
Bayerische Motoren Werke AG	22,497	2,134,896
Cewe Stiftung & Co. KGaA	629	93,876
Daimler AG	30,463	2,568,920
Deutsche Post AG	40,813	2,871,158
Deutsche Telekom AG	53,472	1,136,973
E.ON SE	55,254	729,266
Fresenius SE & Co. KGaA	17,362	903,033
Jungheinrich AG Preference Shares	15,933	860,502
Merck KGaA	10,410	2,473,073
Porsche Automobil Holding SE Preference Shares	8,986	909,933
STO SE & Co. KGaA Preference Shares	460	106,565
Volkswagen AG	368	123,055
Volkswagen AG Preference Shares	6,390	1,518,808

		17,643,424

HONG KONG — 2.4%
Chow Sang Sang Holdings International, Ltd.	331,000	503,047
Cowell e Holdings, Inc.	308,000	243,550
Crystal International Group, Ltd. (b)	525,500	214,864
K Wah International Holdings, Ltd.	1,264,000	554,197
Kerry Properties, Ltd.	354,000	1,206,179
Sun Hung Kai & Co., Ltd.	590,000	323,165
Texhong Textile Group, Ltd.	445,500	680,498
VTech Holdings, Ltd.	97,100	943,228
Yue Yuen Industrial Holdings, Ltd. (c)	91,500	185,648

		4,854,376

INDONESIA — 0.3%
Golden Agri-Resources, Ltd.	3,594,600	614,941

ITALY — 1.6%
A2A SpA	472,815	1,038,395
Iren SpA	128,954	398,623
La Doria SpA	35,915	772,649
Mediobanca Banca di Credito Finanziario SpA (c)	79,681	938,952

		3,148,619

See accompanying notes to financial statements.

STATE STREET INTERNATIONAL STOCK SELECTION FUND

SCHEDULE OF INVESTMENTS (continued)

August 31, 2021

Security Description	Shares	Value
JAPAN — 24.3%
AGC, Inc.	5,900	$285,307
Aisin Corp.	10,700	408,976
BML, Inc.	25,500	1,031,450
Bridgestone Corp.	28,300	1,302,651
Brother Industries, Ltd.	84,100	1,726,108
Canon, Inc.	76,100	1,806,437
Cosmo Energy Holdings Co., Ltd.	15,200	302,301
Dai-ichi Life Holdings, Inc.	68,000	1,340,963
Daiwa House Industry Co., Ltd.	3,400	103,717
Dexerials Corp.	11,200	219,185
ENEOS Holdings, Inc.	53,000	205,275
FUJIFILM Holdings Corp.	31,600	2,604,634
Fujitsu, Ltd.	12,600	2,324,956
H.U. Group Holdings, Inc.	30,600	903,968
Hitachi, Ltd.	43,600	2,411,544
Iida Group Holdings Co., Ltd.	67,100	1,705,327
ITOCHU Corp.	59,500	1,790,706
Itochu Enex Co., Ltd.	20,600	184,813
Japan Post Insurance Co., Ltd.	87,700	1,590,342
Japan Tobacco, Inc.	36,100	699,752
KDDI Corp.	57,500	1,761,351
Marubeni Corp.	169,900	1,352,220
Mitsui & Co., Ltd.	102,800	2,269,701
Mitsui Chemicals, Inc.	29,900	1,032,768
NGK Insulators, Ltd.	7,200	119,438
Nippon Express Co., Ltd.	3,700	251,902
Nippon Telegraph & Telephone Corp.	87,500	2,335,136
Nippon Yusen KK	29,500	2,378,448
Nomura Real Estate Holdings, Inc.	43,200	1,105,376
NTT Data Corp.	55,400	997,568
ORIX Corp.	119,500	2,228,371
Ricoh Co., Ltd. (a)	135,600	1,380,466
Seiko Epson Corp.	109,600	2,042,267
Sekisui House, Ltd.	25,100	500,334
Sumitomo Chemical Co., Ltd.	201,700	1,023,030
Sumitomo Dainippon Pharma Co., Ltd.	96,900	1,736,916
Toa Corp. (a)	10,300	215,802
Tokyo Electron, Ltd.	4,500	1,932,282
Toyota Motor Corp.	4,400	383,628
Toyota Tsusho Corp.	10,200	451,057
Tsubakimoto Chain Co.	2,100	64,805
Yamaha Motor Co., Ltd.	21,700	552,288

		49,063,566

JORDAN — 0.3%
Hikma Pharmaceuticals PLC	15,633	545,493

LUXEMBOURG — 0.8%
ArcelorMittal SA	45,351	1,520,501

MALTA — 0.4%
Kindred Group PLC SDR	45,146	831,043

NETHERLANDS — 5.6%
Accell Group NV (c)	19,802	944,601
ASM International NV	1,531	594,020
ASML Holding NV	3,578	2,976,319
Koninklijke Ahold Delhaize NV	66,255	2,235,049
NN Group NV	15,616	810,745
PostNL NV	19,618	102,755
Randstad NV	19,792	1,455,915
Royal Dutch Shell PLC Class A	37,837	744,721
Royal Dutch Shell PLC Class B	36,135	710,924
Signify NV (b)	15,216	851,962

		11,427,011

NEW ZEALAND — 0.1%
Argosy Property, Ltd.	248,858	289,340

NORWAY — 1.3%
Austevoll Seafood ASA	13,522	173,725
Europris ASA (b)	51,554	364,081
SpareBank 1 Nord Norge	59,531	599,812
SpareBank 1 Oestlandet	20,927	300,393
SpareBank 1 SMN	61,450	882,073
Veidekke ASA	31,349	402,398

		2,722,482

RUSSIA — 0.4%
Coca-Cola HBC AG	20,139	727,920

SINGAPORE — 1.7%
DBS Group Holdings, Ltd.	87,514	1,950,831
Japfa, Ltd.	832,300	439,535
United Overseas Bank, Ltd.	54,200	1,031,229

		3,421,595

SOUTH AFRICA — 0.7%
Anglo American PLC	35,718	1,507,091

SPAIN — 0.9%
Aedas Homes SA (b)	14,050	456,212
CIE Automotive SA	17,492	502,711
Fluidra SA	12,905	527,220
Gestamp Automocion SA (b)(c)	38,640	179,577
Unicaja Banco SA (b)	113,795	105,274

		1,770,994

SWEDEN — 3.5%
Bilia AB Class A	37,798	759,512
Bonava AB Class B	9,872	104,789
Getinge AB Class B	22,523	923,946
Husqvarna AB Class B	125,837	1,687,898
Investor AB Class B	32,455	776,262
Inwido AB	54,399	1,067,247
Kinnevik AB Class B (c)	37,535	1,470,613
Lundin Energy AB	9,100	277,974
Mekonomen AB (c)	4,070	76,453

		7,144,694

SWITZERLAND — 8.7%
ABB, Ltd.	9,146	338,774
Bell Food Group AG	1,073	333,940
Holcim, Ltd.	36,756	2,095,182
Julius Baer Group, Ltd.	12,911	882,587
Nestle SA	16,221	2,050,143
Novartis AG	41,528	3,845,110
Roche Holding AG	7,431	2,984,166
Sonova Holding AG	4,650	1,792,465
STMicroelectronics NV	998	44,443
UBS Group AG	162,167	2,705,882
Zehnder Group AG	5,376	581,189

		17,653,881

See accompanying notes to financial statements.

STATE STREET INTERNATIONAL STOCK SELECTION FUND

SCHEDULE OF INVESTMENTS (continued)

August 31, 2021

Security Description	Shares	Value
UNITED KINGDOM — 9.0%
3i Group PLC	80,596	$1,482,049
Ashtead Group PLC	23,459	1,835,174
AstraZeneca PLC	2,869	335,830
Barratt Developments PLC	27,458	278,977
BP PLC	64,519	263,406
British American Tobacco PLC	22,578	847,119
CK Hutchison Holdings, Ltd.	135,500	988,708
CVS Group PLC (c)	12,712	436,054
EMIS Group PLC	15,874	301,613
GlaxoSmithKline PLC	78,370	1,575,261
ITV PLC (c)	461,151	734,188
J Sainsbury PLC	488,883	2,043,308
Kingfisher PLC	265,094	1,276,719
Legal & General Group PLC	398,540	1,480,514
M&G PLC	74,145	209,993
Man Group PLC	149,594	445,480
Premier Foods PLC	116,509	193,821
Royal Mail PLC	120,305	819,398
SSE PLC	59,399	1,333,177
Synthomer PLC	41,846	307,796
WPP PLC	73,282	990,994

		18,179,579

UNITED STATES — 1.2%
Rhi Magnesita NV	4,790	252,884
Schneider Electric SE	230	41,089
Stellantis NV	103,832	2,075,858

		2,369,831

TOTAL COMMON STOCKS (Cost $175,189,775)		198,712,577

SHORT-TERM INVESTMENTS — 1.1%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.03% (d) (e)	738,940	738,940
State Street Navigator Securities Lending Portfolio II (f) (g)	1,372,214	1,372,214

TOTAL SHORT-TERM INVESTMENTS (Cost $2,111,154)		2,111,154

TOTAL INVESTMENTS — 99.3% (Cost $177,300,929)		200,823,731

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.7%		1,459,759

NET ASSETS — 100.0%		$202,283,490

(a)	All or a portion of the shares of the security are on loan at August 31, 2021.
(b)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 1.9% of net assets as of August 31, 2021, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)	Non-income producing security.
(d)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended August 31, 2021 are shown in the Affiliate Table below.

(e)	The rate shown is the annualized seven-day yield at August 31, 2021.
(f)	The Fund invested in an affiliated entity. Amounts related to these investments during the year ended August 31, 2021 are shown in the Affiliate Table below.
(g)	Investment of cash collateral for securities loaned.

REIT Real Estate Investment Trust

SDR Swedish Depositary Receipt

During the period ended August 31, 2021, average notional value related to futures contracts was $2,409,059. The Fund did not hold any futures contracts at August 31, 2021.

See accompanying notes to financial statements.

STATE STREET INTERNATIONAL STOCK SELECTION FUND

SCHEDULE OF INVESTMENTS (continued)

August 31, 2021

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2021.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total

ASSETS:

INVESTMENTS:
Common Stocks	$198,712,577	$—	$—	$198,712,577
Short-Term Investments	2,111,154	—	—	2,111,154

TOTAL INVESTMENTS	$200,823,731	$—	$—	$200,823,731

Industry Breakdown as of August 31, 2021

% of Net Assets
Pharmaceuticals	7.5%
Banks	6.7
Automobiles	5.1
Metals & Mining	5.1
Technology Hardware, Storage & Peripherals	4.9
Food & Staples Retailing	4.3
Trading Companies & Distributors	3.8
Insurance	3.2
Health Care Providers & Services	2.7
Semiconductors & Semiconductor Equipment	2.7
Capital Markets	2.7
Food Products	2.7
Media	2.6
IT Services	2.6
Building Products	2.5
Diversified Telecommunication Services	2.5
Diversified Financial Services	2.3
Marine	2.3
Household Durables	2.1
Machinery	2.0
Air Freight & Logistics	1.9
Real Estate Management & Development	1.7
Industrial Conglomerates	1.7
Auto Components	1.7
Oil, Gas & Consumable Fuels	1.6
Specialty Retail	1.4
Multiline Retail	1.4
Chemicals	1.3
Health Care Equipment & Supplies	1.3
Tobacco	1.3
Construction Materials	1.2
Equity Real Estate Investment Trusts (REITs)	1.2
Personal Products	1.2
Multi-Utilities	1.1
Textiles, Apparel & Luxury Goods	1.1
Wireless Telecommunication Services	0.9
Electric Utilities	0.8
Professional Services	0.7
Electrical Equipment	0.6
Commercial Services & Supplies	0.6
Communications Equipment	0.5
Road & Rail	0.5
Leisure Equipment & Products	0.5
Beverages	0.4
Hotels, Restaurants & Leisure	0.4
Construction & Engineering	0.3

See accompanying notes to financial statements.

STATE STREET INTERNATIONAL STOCK SELECTION FUND

SCHEDULE OF INVESTMENTS (continued)

August 31, 2021

% of Net Assets
Electronic Equipment, Instruments & Components	0.2%
Consumer Finance	0.2
Health Care Technology	0.2
Short-Term Investments	1.1
Other Assets in Excess of Liabilities	0.7

TOTAL	100.0%

(The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.)

Affiliate Table

	Number of Shares Held at 8/31/20	Value at 8/31/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 8/31/21	Value at 8/31/21	Dividend Income

State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	$—	$26,596,558	$25,857,618	$—	$—	738,939	$738,940	$751

State Street Navigator Securities Lending Portfolio II	28,939	28,939	32,847,682	31,504,407	—	—	1,372,214	1,372,214	21,778

Total		$28,939	$59,444,240	$57,362,025	$—	$—		$2,111,154	$22,529

See accompanying notes to financial statements.

SSGA FUNDS

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2021

State Street International Stock Selection Fund

ASSETS
Investments in unaffiliated issuers, at value*	$198,712,577
Investments in affiliated issuers, at value	2,111,154

Total Investments	200,823,731
Foreign currency, at value	736,024
Net cash at broker	20
Receivable for fund shares sold	871,789
Dividends receivable — unaffiliated issuers	620,607
Dividends receivable — affiliated issuers	12
Securities lending income receivable — unaffiliated issuers	506
Securities lending income receivable — affiliated issuers	383
Receivable from Adviser	64,180
Net receivable for foreign taxes recoverable	929,444
Prepaid expenses and other assets	1,533

TOTAL ASSETS	204,048,229

LIABILITIES
Payable upon return of securities loaned	1,372,214
Payable for fund shares repurchased	121,495
Advisory fee payable	126,824
Custodian fees payable	20,864
Administration fees payable	7,137
Shareholder servicing fee payable	1,954
Distribution fees payable	23,424
Transfer agent fees payable	28,121
Sub-transfer agent fee payable	390
Registration and filing fees payable	2,294
Professional fees payable	39,211
Printing and postage fees payable	19,468
Accrued expenses and other liabilities	1,343

TOTAL LIABILITIES	1,764,739

NET ASSETS	$202,283,490

NET ASSETS CONSIST OF:
Paid-in Capital	$183,817,845
Total distributable earnings (loss)	18,465,645

NET ASSETS	$202,283,490

Class A
Net Assets	$4,642,323
Shares Outstanding	392,107

Net asset value, offering and redemption price per share	$11.84

Maximum sales charge	5.25%

Maximum offering price per share	$12.50

Class I
Net Assets	$3,418,825
Shares Outstanding	286,581

Net asset value, offering and redemption price per share	$11.93

See accompanying notes to financial statements.

SSGA FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2021

State Street International Stock Selection Fund

Class K
Net Assets	$76,748,324
Shares Outstanding	6,432,298

Net asset value, offering and redemption price per share	$11.93

Class N
Net Assets	$117,474,018
Shares Outstanding	9,836,000

Net asset value, offering and redemption price per share	$11.94

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$175,189,775
Investments in affiliated issuers	2,111,154

Total cost of investments	$177,300,929

Foreign currency, at cost	$730,528

* Includes investments in securities on loan, at value	$3,737,333

See accompanying notes to financial statements.

SSGA FUNDS

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2021

State Street International Stock Selection Fund

INVESTMENT INCOME
Dividend income — unaffiliated issuers	$7,385,832
Dividend income — affiliated issuers	751
Unaffiliated securities lending income	6,427
Affiliated securities lending income	21,778
Foreign taxes withheld	(506,326)

TOTAL INVESTMENT INCOME (LOSS)	6,908,462

EXPENSES
Advisory fee	1,417,507
Administration fees	94,501
Shareholder servicing fees
Class N	25,751
Distribution fees
Class A	11,268
Class N	251,909
Custodian fees	120,593
Trustees’ fees and expenses	22,849
Transfer agent fees	107,948
Class A	13,102
Class I	2,901
Registration and filing fees	70,924
Professional fees and expenses	42,184
Printing and postage fees	25,791
Insurance expense	2,514
Miscellaneous expenses	5,613

TOTAL EXPENSES	2,215,355

Expenses waived/reimbursed by the Adviser	(492,916)

NET EXPENSES	1,722,439

NET INVESTMENT INCOME (LOSS)	$5,186,023

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	21,568,105
Foreign currency transactions	(22,752)
Futures contracts	797,801

Net realized gain (loss)	22,343,154

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	18,709,598
Foreign currency translations	(44,812)
Futures contracts	(164,703)

Net change in unrealized appreciation/depreciation	18,500,083

NET REALIZED AND UNREALIZED GAIN (LOSS)	40,843,237

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$46,029,260

See accompanying notes to financial statements.

SSGA FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	State Street International Stock Selection Fund
	Year Ended 8/31/21	Year Ended 8/31/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,186,023	$4,183,643
Net realized gain (loss)	22,343,154	(12,591,756)
Net change in unrealized appreciation/depreciation	18,500,083	11,281,597

Net increase (decrease) in net assets resulting from operations	46,029,260	2,873,484

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(79,462)	(138,939)
Class I	(55,371)	(169,933)
Class K	(1,427,961)	(2,160,699)
Class N	(2,064,307)	(4,443,899)

Total distributions to shareholders	(3,627,101)	(6,913,470)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Class A
Proceeds from shares sold	298,858	701,273
Reinvestment of distributions	79,462	138,939
Cost of shares redeemed	(885,198)	(799,173)

Net increase (decrease) from capital share transactions	(506,878)	41,039

Class I
Proceeds from shares sold	522,871	415,383
Reinvestment of distributions	54,572	169,932
Cost of shares redeemed	(380,406)	(2,241,802)

Net increase (decrease) from capital share transactions	197,037	(1,656,487)

Class K
Proceeds from shares sold	8,621,813	12,261,888
Reinvestment of distributions	1,427,961	2,160,699
Cost of shares redeemed	(9,080,362)	(6,840,349)

Net increase (decrease) from capital share transactions	969,412	7,582,238

Class N
Proceeds from shares sold	4,614,275	5,435,833
Reinvestment of distributions	2,043,169	4,365,496
Cost of shares redeemed	(18,281,351)	(33,885,780)

Net increase (decrease) from capital share transactions	(11,623,907)	(24,084,451)

Net increase (decrease) in net assets from beneficial interest transactions	(10,964,336)	(18,117,661)

Net increase (decrease) in net assets during the period	31,437,823	(22,157,647)

Net assets at beginning of period	170,845,667	193,003,314

NET ASSETS AT END OF PERIOD	$202,283,490	$170,845,667

SHARES OF BENEFICIAL INTEREST:
Class A
Shares sold	29,750	79,548
Reinvestment of distributions	7,604	13,450
Shares redeemed	(83,135)	(87,509)

Net increase (decrease) from capital share transactions	(45,781)	5,489

Class I
Shares sold	47,323	44,403
Reinvestment of distributions	5,202	16,387
Shares redeemed	(34,818)	(269,610)

Net increase (decrease) from capital share transactions	17,707	(208,820)

Class K
Shares sold	808,210	1,294,208
Reinvestment of distributions	136,126	208,562
Shares redeemed	(836,399)	(705,628)

Net increase (decrease) from capital share transactions	107,937	797,142

Class N
Shares sold	432,798	598,048
Reinvestment of distributions	194,218	420,163
Shares redeemed	(1,705,572)	(3,653,835)

Net increase (decrease) from capital share transactions	(1,078,556)	(2,635,624)

See accompanying notes to financial statements.

SSGA FUNDS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	State Street International Stock Selection Fund Class A
	Year Ended 8/31/21	Year Ended 8/31/20		Year Ended 8/31/19	Year Ended 8/31/18	Year Ended 8/31/17

Net asset value, beginning of period	$9.46	$9.59		$10.96	$11.76	$10.05

Income (loss) from investment operations:

Net investment income (loss) (a)(b)	0.25	0.19		0.22	0.26	0.27

Net realized and unrealized gain (loss)	2.31	(0.00	)(c)	(1.07)	(0.63)	1.69

Total from investment operations	2.56	0.19		(0.85)	(0.37)	1.96

Distributions to shareholders from:

Net investment income	(0.18)	(0.32)		(0.52)	(0.43)	(0.25)

Net asset value, end of period	$11.84	$9.46		$9.59	$10.96	$11.76

Total return (d)	27.33%	1.75%		(7.46)%	(3.35)%	19.95%

Ratios and Supplemental Data:

Net assets, end of period (in 000s)	$4,642	$4,141		$4,148	$6,933	$6,679

Ratios to Average Net Assets:

Total expenses (b)	1.55%	1.48%		1.49%	1.49%	1.31%

Net expenses (b)	1.29%	1.20%		1.22%	1.25%	1.07%

Net investment income (loss) (b)	2.30%	2.03%		2.19%	2.28%	2.51%

Portfolio turnover rate	111%	104%		125%	72%	94%

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Amount is less than $0.005 per share.
(d)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of the Fund. Results represent past performance and are not indicative of future results.

See accompanying notes to financial statements.

SSGA FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	State Street International Stock Selection Fund Class I
	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18	Year Ended 8/31/17

Net asset value, beginning of period	$9.51	$9.65	$11.05	$11.81	$10.10

Income (loss) from investment operations:

Net investment income (loss) (a)(b)	0.31	0.22	0.34	0.44	0.25

Net realized and unrealized gain (loss)	2.32	0.00 (c)	(1.17)	(0.74)	1.74

Total from investment operations	2.63	0.22	(0.83)	(0.30)	1.99

Distributions to shareholders from:

Net investment income	(0.21)	(0.36)	(0.57)	(0.46)	(0.28)

Net asset value, end of period	$11.93	$9.51	$9.65	$11.05	$11.81

Total return (d)	27.94%	2.02%	(7.03)%	(2.84)%	20.23%

Ratios and Supplemental Data:

Net assets, end of period (in 000s)	$3,419	$2,557	$4,610	$2,551	$594

Ratios to Average Net Assets:

Total expenses (b)	1.11%	1.15%	1.12%	1.00%	1.09%

Net expenses (b)	0.85%	0.87%	0.84%	0.76%	0.85%

Net investment income (loss) (b)	2.88%	2.33%	3.38%	3.84%	2.33%

Portfolio turnover rate	111%	104%	125%	72%	94%

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Amount is less than $0.005 per share.
(d)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of the Fund. Results represent past performance and are not indicative of future results.

See accompanying notes to financial statements.

SSGA FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	State Street International Stock Selection Fund Class K
	Year Ended 8/31/21	Year Ended 8/31/20		Year Ended 8/31/19	Year Ended 8/31/18	Year Ended 8/31/17

Net asset value, beginning of period	$9.52	$9.65		$11.04	$11.82	$10.12

Income (loss) from investment operations:

Net investment income (loss) (a)(b)	0.32	0.24		0.31	0.32	0.25

Net realized and unrealized gain (loss)	2.31	(0.00	)(c)	(1.12)	(0.64)	1.75

Total from investment operations	2.63	0.24		(0.81)	(0.32)	2.00

Distributions to shareholders from:

Net investment income	(0.22)	(0.37)		(0.58)	(0.46)	(0.30)

Net asset value, end of period	$11.93	$9.52		$9.65	$11.04	$11.82

Total return (d)	27.97%	2.21%		(6.98)%	(2.80)%	20.25%

Ratios and Supplemental Data:

Net assets, end of period (in 000s)	$76,748	$60,185		$53,350	$67,632	$80,137

Ratios to Average Net Assets:

Total expenses (b)	1.01%	1.03%		1.03%	0.99%	0.99%

Net expenses (b)	0.75%	0.75%		0.75%	0.75%	0.75%

Net investment income (loss) (b)	2.93%	2.52%		3.07%	2.72%	2.37%

Portfolio turnover rate	111%	104%		125%	72%	94%

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Amount is less than $0.005 per share.
(d)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of the Fund. Results represent past performance and are not indicative of future results.

See accompanying notes to financial statements.

SSGA FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	State Street International Stock Selection Fund Class N
	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18	Year Ended 8/31/17

Net asset value, beginning of period	$9.53	$9.66	$11.04	$11.81	$10.11

Income (loss) from investment operations:

Net investment income (loss) (a)(b)	0.29	0.21	0.29	0.29	0.21

Net realized and unrealized gain (loss)	2.32	0.01	(1.12)	(0.63)	1.76

Total from investment operations	2.61	0.22	(0.83)	(0.34)	1.97

Distributions to shareholders from:

Net investment income	(0.20)	(0.35)	(0.55)	(0.43)	(0.27)

Net asset value, end of period	$11.94	$9.53	$9.66	$11.04	$11.81

Total return (c)	27.63%	1.94%	(7.19)%	(3.06)%	20.04%

Ratios and Supplemental Data:

Net assets, end of period (in 000s)	$117,474	$103,963	$130,895	$180,398	$213,660

Ratios to Average Net Assets:

Total expenses (b)	1.26%	1.28%	1.28%	1.23%	1.24%

Net expenses (b)	1.00%	1.00%	1.00%	1.00%	1.00%

Net investment income (loss) (b)	2.64%	2.20%	2.85%	2.49%	1.98%

Portfolio turnover rate	111%	104%	125%	72%	94%

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of the Fund. Results represent past performance and are not indicative of future results.

See accompanying notes to financial statements.

SSGA FUNDS

NOTES TO FINANCIAL STATEMENTS

August 31, 2021

1.	Organization

The SSGA Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of August 31, 2021, the Trust consists of three (3) series (and corresponding classes, each of which have the same rights and privileges, including voting rights), each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at $0.001 par value. The financial statements herein relate to the following series (the “Fund”):

Fund	Classes	Commencement of Operations	Diversification Classification
State Street International Stock Selection Fund	Class A	July 7, 2014	Diversified
	Class I	July 7, 2014
	Class K	July 7, 2014
	Class N	March 7, 1995

Class A shares are available to the general public for investment through transaction-based financial intermediaries. Class A shares impose a sales charge (as a percentage of offering price) and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more and the shares are redeemed within 18 months of purchase. Class I, Class K and Class N shares are sold without a sales charge and only to certain eligible investors.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Fund’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Fund. The Board has responsibility for overseeing the determination of the fair value of investments.

Valuation techniques used to value the Fund’s investments by major category are as follows:

•

Equity investments traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

SSGA FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2021

•

Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.

•

Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

A “significant event” is an event that the Board believes, with a reasonably high degree of certainty, has caused the closing market prices of a Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s net asset value calculation. Fair value may be determined using an independent fair value service under valuation procedures approved by the Board. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of foreign securities exchanges. The use of the independent fair value service or alternative fair valuation methods would result in the investments being classified within Level 2 of the fair value hierarchy.

Various inputs are used in determining the value of the Fund’s investments.

The Fund values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of the Fund’s investments according to the fair value hierarchy as of August 31, 2021, is disclosed in the Fund’s Schedule of Investments.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, or when the information becomes available, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock, are recorded as dividend income at fair value. Distributions received by the

SSGA FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2021

Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

The Fund invests in Real Estate Investment Trusts (“REITs”). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Fund’s policy is to record all REIT distributions initially as dividend income and re-designate a portion of the capital or capital gains distributions at year end based on information provided by the REIT and/or SSGA Funds Management, Inc.’s (the “Adviser” or “SSGA FM”) estimates of such re-designations for which actual information has not yet been reported.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust. Class specific expenses are borne by each class.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred as of August 31, 2021, if any, are disclosed in the Fund’s Statements of Assets and Liabilities.

Distributions

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Derivative Financial Instruments

Futures Contracts

The Fund may enter into futures contracts to meet the Fund’s objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Securities deposited, if any, are designated on the Schedule of Investments and cash deposited, if any, is included in Net cash at broker on the Statement of Assets and Liabilities. Subsequent payments are made or received by a Fund equal to the daily change in the contract

SSGA FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2021

value, accumulated, exchange rates, and or other transactional fees. The accumulation of those payments are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed.

Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate with the movement of the assets underlying such contracts.

For the year ended August 31, 2021, the Fund entered into futures contracts to expose cash reserves to the markets.

The following tables summarize the value of the Fund’s derivative instruments as of August 31, 2021, and the related location in the accompanying Statement of Operations, presented by primary underlying risk exposure. The Fund did not have any open futures contracts at August 31, 2021.

	Net Realized Gain (Loss)
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street International Stock Selection Fund
Futures Contracts	$—	$—	$—	$797,801	$—	$797,801

	Net Change in Unrealized Appreciation (Depreciation)
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total

State Street International Stock Selection Fund

Futures Contracts	$—	$—	$—	$(164,703)	$—	$(164,703)

4.	Fees and Transactions with Affiliates

Advisory Fees

SSGA FM manages the Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly owned subsidiary of State Street Corporation. The Adviser and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For its services, the Fund pays the Adviser an annual management fee, calculated daily and paid monthly, at the following annual rates of its average daily net assets:

Annual Rate

State Street International Stock Selection Fund	0.75%

The Adviser is contractually obligated until December 31, 2021 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total annual Fund operating expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and expenses, and distribution, shareholder servicing, and sub-transfer agency fees) exceed the following percent of average daily net assets on an annual basis as follows:

Expense Limitation

State Street International Stock Selection Fund	0.75%

This waiver and/or reimbursement may not be terminated with respect to the Fund prior to December 31, 2021 except with the approval of the Board.

SSGA FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2021

The total amount of waivers for the year ended August 31, 2021 is detailed in the following table.

Amount Waived or Reimbursed

State Street International Stock Selection Fund	$474,016

Administrator, Sub-Administrator and Custodian Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian and sub-administrator. For its administrative services, the Fund pays SSGA FM a fee at an annual rate of 0.05% of its average daily net assets. The fees are accrued daily and paid monthly. SSGA FM has contractually agreed to waive 0.01% of its administration fee. The waiver may not be terminated or modified except with the approval of the Board and shall continue until at least December 31, 2021. For the year ended August 31, 2021, the total administration fees waived pursuant to the waiver agreement were as follows:

Amount Waived

State Street International Stock Selection Fund	$18,900

The Adviser and the Fund each bear a portion of the fee paid to State Street for providing sub-administration and custodian services with respect to the Fund.

Distribution and Shareholder Servicing Fees

State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”) an affiliate of the Adviser, serves as the distributor of the Trust.

The Fund adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, under which the Fund may compensate the Distributor (or others) for services in connection with the distribution of the Fund’s Class A and Class N shares and for services provided to shareholders in those classes (the “Plan”).

The Plan calls for payments at an annual rate (based on average daily net assets) of 0.25% of the Fund’s net assets attributable to its Class A shares and 0.25% of the Fund’s net assets attributable to its Class N shares. In addition to payments under the Plan, the Fund may reimburse the Distributor or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.

Other Transactions with Affiliates - Securities Lending

State Street, an affiliate of the Fund, acts as the securities lending agent for the Fund, pursuant to an amended and restated securities lending authorization agreement dated January 6, 2017, as amended December 7, 2018.

Proceeds collected by State Street on investment of cash collateral or any fee income are allocated as follows (after deduction of such other amounts payable to State Street under the terms of the securities lending agreement): 85% payable to the Fund, and 15% payable to State Street.

In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Portfolio II, an affiliated fund, for which SSGA FM serves as investment adviser. See Note 10 for additional information regarding securities lending.

Other Transactions with Affiliates

The Fund may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the year ended August 31, 2021 are disclosed in the Fund’s Schedule of Investments.

5.	Trustees’ Fees

The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Fund. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

SSGA FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2021

6.	Investment Transactions

Purchases and sales of investments (excluding in-kind transactions, derivative contracts and short term investments) for the year ended August 31, 2021, were as follows:

	Purchases	Sales

State Street International Stock Selection Fund	$201,801,505	$210,566,217

7.	Income Tax Information

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Fund files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.

Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to foreign currencies, passive foreign investment companies, and wash sale loss deferrals.

The tax character of distributions paid during the year ended August 31, 2021, was as follows:

	Ordinary Income	Long-Term Capital Gains	Total

State Street International Stock Selection Fund	$3,627,101	$—	$3,627,101

The tax character of distributions paid during the year ended August 31, 2020, was as follows:

	Ordinary Income	Long-Term Capital Gains	Total

State Street International Stock Selection Fund	$6,913,470	$—	$6,913,470

At August 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Total

State Street International Stock Selection Fund	$6,088,221	$(10,628,224)	$—	$23,005,648	$18,465,645

As of August 31, 2021, capital loss carryforwards available to offset future realized capital gains were as follows:

	Non-Expiring Short Term	Non-Expiring Long Term

State Street International Stock Selection Fund	$10,628,224	$—

SSGA FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2021

As of August 31, 2021, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

State Street International Stock Selection Fund	$177,856,025	$27,070,485	$4,102,779	$22,967,706

8. Securities Lending

The Fund may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any U.S. business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.

The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, the Fund will bear the risk of loss of any cash collateral that it may invest. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent. Additionally, the Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities.

The market value of securities on loan as of August 31, 2021, and the value of the invested cash collateral are disclosed in the Fund’s Statement of Assets and Liabilities. Non-cash collateral is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Fund’s Statement of Operations, represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

The following is a summary of the Fund’s securities lending agreements and related cash and non-cash collateral received as of August 31, 2021:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received*	Total Collateral Received

State Street International Stock Selection Fund	$3,737,333	$1,372,214	$2,581,638	$3,953,852

*	The non-cash collateral includes U.S. Treasuries and U.S. Government Agency securities.

		Remaining Contractual Maturity of the Agreements As of August 31, 2021
Fund	Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total Borrowings	Gross Amount of Recognized Liabilities for Securities Lending Transactions

State Street International Stock Selection Fund	Common Stocks	$1,372,214	$—	$—	$—	$1,372,214	$1,372,214

SSGA FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2021

9.	Line of Credit

The Fund and other affiliated funds (each, a “Participant” and collectively, the “Participants”) have access to $200 million of a $500 million revolving credit facility, provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2022 unless extended or renewed.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1.25% plus the New York Fed Bank Rate. Prior to October 8, 2020, interest was calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate.

The Fund had no outstanding loans as of August 31, 2021.

10.	Risks

Concentration Risk

As a result of the Fund’s ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified.

Foreign and Emerging Markets Risk

Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Fund invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that the Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Credit Risk

The Fund may be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Risk

The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.

An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in a global pandemic and major disruptions to economies and markets around the world, including the United States. Financial markets have experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and

SSGA FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2021

whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

11.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

SSGA FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of State Street International Stock Selection Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of State Street International Stock Selection Fund (the “Fund”) (one of the funds constituting SSGA Funds (the “Trust”)), including the schedule of investments, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting SSGA Funds) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.

Boston, Massachusetts

November 1, 2021

SSGA FUNDS

OTHER INFORMATION

August 31, 2021 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from March 1, 2021 to August 31, 2021.

The table below illustrates your Fund’s cost in two ways:

Based on actual fund return ——This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in each Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

Based on hypothetical 5% return ——This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)

	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)

State Street International Stock Selection Fund

Class A	1.30%	$1,127.60	$6.97	$1,018.70	$6.61

Class I	0.82	1,129.70	4.40	1,021.10	4.18

Class K	0.75	1,130.80	4.03	1,021.40	3.82

Class N	1.00	1,128.50	5.36	1,020.20	5.09

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 184, then divided by 365.

SSGA FUNDS

OTHER INFORMATION (continued)

August 31, 2021 (Unaudited)

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended August 31, 2021.

Qualified Business Income Deduction

The Fund reports the maximum amount allowable of qualified REIT dividends eligible for the 20% qualified business income deduction under Section 199A.

Qualified Dividend Income

A portion of dividends distributed by the Fund during the fiscal year ended August 31, 2021 are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Foreign Tax Credit

The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended August 31, 2021, the total amount of foreign taxes that will be passed through are:

Amount

State Street International Stock Selection Fund	$476,990

The amount of foreign source income earned on the Fund during the year ended August 31, 2021 was as follows:

Amount

State Street International Stock Selection Fund	$7,390,967

Proxy Voting Policies and Procedures and Record

A description of the Trust’s proxy voting policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio of securities are available (i) without charge, upon request by calling 1-800-997-7327 (toll free) or (ii) on the SEC’s website at www.sec.gov. Information regarding how the investment adviser voted for the 12-month period ended June 30 is available by August 31 of each year by calling the same number, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.ssga.com.

Quarterly Portfolio Schedule

Following the Fund’s first and third fiscal quarter-ends, a complete schedule of investments is filed with the SEC as an exhibit on Form N-PORT, which can be found on the Fund’s website at www.ssga.com and the SEC’s website at www.sec.gov. The Fund’s schedules of investments are available upon request, without charge, by calling 1-800-997-7327 (toll free).

TRUSTEE CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AGREEMENT1

Overview of the Contract Review Process

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement between a mutual fund and its investment adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees or its shareholders, and by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.2

SSGA FUNDS

OTHER INFORMATION (continued)

August 31, 2021 (Unaudited)

Consistent with these requirements, the Board of Trustees (the “Board”) of the SSGA Funds (the “Trust”), met telephonically or by videoconference on April 7, 2021 and May 24-25, 2021 (in reliance on the Orders), including in executive sessions attended by the Independent Trustees, to consider a proposal to approve, with respect to the State Street International Stock Selection Fund (the “Fund”), the continuation of the investment advisory agreement (the “Advisory Agreement”) with SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. The Independent Trustees were separately represented by counsel who are independent of the Adviser in connection with their consideration of approval of the Advisory Agreement. Following the April 7, 2021 meeting, the Independent Trustees submitted questions and requests for additional information to management, and considered management’s responses thereto prior to and at the May 24-25, 2021 meeting. The Independent Trustees considered, among other things, the following:

Information about Performance, Expenses and Fees

• A report prepared by an independent third-party provider of investment company data, which includes for the Fund:

1Over the course of many years overseeing the Fund and other investment companies, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). Due to the ongoing Coronavirus Disease 2019 (also known as “COVID-19”) pandemic, the special meeting for calendar year 2021 was held telephonically. At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustees before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

2 On March 25, 2020 and June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued exemptive orders (the “Orders”) pursuant to Sections 6(c) and 38(a) of the 1940 Act, that temporarily exempt registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Orders are ratified at the next in-person meeting. The Board of the Trust determined that reliance on the Orders was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the May 24-25, 2021 meeting was held telephonically in reliance on the Orders.

o

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2020, to the performance of an appropriate benchmark constructed by Broadridge Financial Solutions, Inc., the successor to Lipper, Inc. (“Broadridge”) for the Fund (the “Lipper Index”) and a universe of other mutual funds with similar investment objectives and policies (the “Performance Group” and/or the “Performance Universe”);

o

Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider (the “Expense Group” and/or “Expense Universe”);

SSGA FUNDS

OTHER INFORMATION (continued)

August 31, 2021 (Unaudited)

o	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five calendar years; and

o	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

• Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Fund, as applicable; and

• Profitability analyses for (a) the Adviser with respect to the Fund and (b) affiliates of the Adviser that provide services to the Fund (“Affiliated Service Providers”).

Information about Portfolio Management

• Descriptions of the investment management services provided by the Adviser, including its investment strategies and processes;

• Information concerning the allocation of brokerage; and

• Information regarding the procedures and processes used to value the assets of the Fund.

Information about the Adviser

• Reports detailing the financial results and condition of the Adviser and its affiliates;

• Descriptions of the qualifications, education and experience of the individual investment and other professionals responsible for managing the portfolio of the Fund and for Fund operations;

• Information relating to compliance with and the administration of the Code of Ethics adopted by the Adviser;

• Information about the Adviser’s proxy voting policies and procedures and information regarding the Adviser’s practices for overseeing proxy vendors;

• Information concerning the resources devoted by the Adviser to overseeing compliance by the Fund and its service providers, including information concerning compliance with investment policies and restrictions and other operating policies of the Fund;

• A description of the adequacy and sophistication of the Adviser’s technology and systems with respect to investment and administrative matters and a description of any material improvements or changes in technology or systems in the past year;

• A description of the business continuity and disaster recovery plans of the Adviser; and

• Information regarding the Adviser’s risk management processes.

Other Relevant Information

• Information concerning the nature, extent, quality and cost of services provided to the Fund by SSGA FM in its capacity as the Fund’s administrator (the “Administrator”);

• Information concerning the nature, extent, quality and cost of various non-investment management services provided to the Fund by affiliates of the Adviser, including the custodian, sub-administrator, fund accountant and securities lending agent of the Fund, as applicable, and the role of the Adviser in managing the Fund’s relationship with these service providers;

• Copies of the Advisory Agreement and agreements with other service providers of the Fund;

SSGA FUNDS

OTHER INFORMATION (continued)

August 31, 2021 (Unaudited)

• Responses to a letter from independent legal counsel to the Independent Trustees (“Independent Counsel”), reviewed prior to such date by Independent Counsel, requesting specific information from each of:

o

SSGA FM, in its capacity as the Fund’s Adviser and Administrator, with respect to its operations relating to the Fund and its approximate profit margins from such operations for the calendar year ended December 31, 2020; and the relevant operations of other Affiliated Service Providers to the Fund, together with their approximate profit margins from such relevant operations for the calendar year ended December 31, 2020;

o	State Street Bank and Trust Company (“State Street”), the sub-administrator, custodian and securities lending agent for the Fund, with respect to its operations relating to the Fund; and

o

State Street Global Advisors Funds Distributors, LLC, the principal underwriter and distributor of the shares of the Fund (the “Distributor”), with respect to its operations relating to the Fund, together with the Fund’s related distribution plans and arrangements under Rule 12b-1 of the 1940 Act;

• Information from SSGA FM, State Street and the Distributor with respect to the Trust providing any material changes to the previous information supplied in response to the letter from Independent Counsel prior to the executive session of the Board on May 24-25, 2021;

• Materials provided by Broadridge, circulated to the Independent Trustees and to Independent Counsel; and

• A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Fund throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Fund and the investment strategies used in pursuing the Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their Independent Counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, at the meeting held on May 24-25, 2021 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement effective June 1, 2021, for an additional year with respect to the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser in developing and applying proprietary quantitative models for managing various funds that invest primarily in equity securities. The Board considered the extensive experience and resources committed by the Adviser to risk management, including with respect to investment risk, liquidity risk, operational risk, counterparty risk and model risk. Further, the Board considered material enhancements made to

SSGA FUNDS

OTHER INFORMATION (continued)

August 31, 2021 (Unaudited)

the risk management processes and systems over the past year. The Trustees also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including reputational and entrepreneurial risks. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management, as well as the Adviser’s succession planning process.

The Board had previously reviewed the compliance programs of SSGA FM and various Affiliated Service Providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in overseeing the Fund’s securities lending activities. The Board also considered the performance of certain portions of the business continuity plan which have been invoked in response to the COVID-19 pandemic.

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser can be expected to continue to provide high quality investment management and related services for the Fund.

Fund Performance

The Board compared the Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2020. For purposes of these comparisons the Independent Trustees relied extensively on the Performance Group, Performance Universe and Lipper Index and the analyses of the related data provided by Broadridge. Among other information, the Board considered the following performance information in its evaluation of the Fund:

State Street International Stock Selection Fund. The Board considered that the Fund’s performance was above the median of its Performance Group for the 1-, 5- and 10-year periods and was below the median of its Performance Group for the 3-year period. The Board also considered that the Fund’s performance was above the median of its Performance Universe for the 1- and 10-year periods and below the median of its Performance Universe for the 3- and 5-year periods. The Board also considered that the Fund’s performance was above its Lipper Index for the 1-year period and was below its Lipper Index for the 3-, 5- and 10-year periods.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory or is being appropriately monitored and/or addressed by management.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rate payable by the Fund and actual fees paid by the Fund, net of waivers. As part of its review, the Board considered the Fund’s management fee and total expense ratio, including the portion attributable to administrative services provided by SSGA FM (both before and after giving effect to any expense caps), as compared to its Expense Group and Expense Universe, as constructed by Broadridge, and the related Broadridge analysis for the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of various funds to limit the total expenses borne by shareholders of such funds. Among other information, the Board considered the following expense information in its evaluation of the Fund:

State Street International Stock Selection Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of the Fund compare favorably to the fees and expenses of the Expense Group and Expense Universe and are reasonable in relation to the services provided.

SSGA FUNDS

OTHER INFORMATION (continued)

August 31, 2021 (Unaudited)

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to the Fund and to all funds within the fund complex. The Board considered other direct and indirect benefits received by SSGA FM and Affiliated Service Providers in connection with their relationships with the Fund, together with the profitability of each of the Affiliated Service Providers with respect to their services to the Fund and/or fund complex. The Board also considered the various risks borne by SSGA FM and State Street in connection with their various roles in servicing the Trust, including reputational and entrepreneurial risks.

The Board concluded that the profitability of the Adviser with respect to the Fund, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Fund, were reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and all funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increases. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the funds taken as a whole. The Board concluded that, in light of the current size of the Fund and all funds as a group, the level of profitability of the Adviser and its affiliates with respect to the Fund and all funds as a group over various time periods, and the comparative management fee and expense ratio of the Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Fund to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for the Fund at this time.

Conclusions

In reaching its decision to approve the Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement.

Further, based upon its review of the Advisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreement are reasonable, fair, and in the best interests of the Fund and its shareholders, and (2) the rates payable under the Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

SSGA FUNDS

OTHER INFORMATION (continued)

August 31, 2021 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past Five Years

Trustees

Independent Trustees

Michael F. Holland c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1944	Trustee and Co- Chairperson of the Board	Term: Indefinite Elected: 1/14	Chairman, Holland & Company L.L.C. (investment adviser) (1995 - present).	63	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc. (1992-2017); Director, The Taiwan Fund, Inc. (2007-2017); Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.

Patrick J. Riley c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1948	Trustee and Co- Chairperson of the Board	Term: Indefinite Elected: 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to present, Independent Director, SSGA Fixed Income plc; and January 2009 - 2019, Independent Director, SSGA Qualified Funds PLC.	63	Board Director and Chairman, SPDR Europe 1PLC Board (2011 - present); Board Director and Chairman, SPDR Europe II, PLC (2013 - present).

John R. Costantino c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Co- Chairperson of the Qualified Legal Compliance Committee	Term: Indefinite Elected: 12/18	Senior Advisor to NGN Capital LLC (January 2019 -present); Managing General Partner, NGN Capital LLC (2006 - December 2019).	63	Director of Kleinfeld Bridal Corp. (January 2016 - present); Trustee of Neuroscience Research Institute (1986 - 2017); Trustee of Fordham University (1989 - 1995 and 2001 - 2007) and Trustee Emeritus (2007 - present);Trustee and Independent Chairperson of GE Funds (1993 - February 2011); Director, Muscular Dystrophy Association (since 2019); and Trustee of Gregorian University Foundation (1992 -2007).

Donna M. Rapaccioli c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1962	Trustee and Co- Chairperson of the Audit Committee	Term: Indefinite Elected: 12/18	Dean of the Gabelli School of Business (2007 - present) and Accounting Professor (1987 - present) at Fordham University.	63	Director- Graduate Management Admissions Council (2015 - present); Trustee of Emmanuel College (2010 - 2019).

SSGA FUNDS

OTHER INFORMATION (continued)

August 31, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past Five Years

Richard D. Shirk c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1945	Trustee and Co- Chairperson of the Qualified Legal Compliance Committee	Term: Indefinite Elected: 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare).	63	1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (2001 to 2017) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College; Board member, Aerocare Holdings, Regenesis Biomedical Inc.

Bruce D. Taber c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1943	Trustee and Co- Chairperson of the Valuation Committee, Co- Chairperson of the Nominating Committee, and Co-Chairperson of the Governance Committee	Term: Indefinite Elected: 1991	Retired; 1999 to 2016, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies).	45	None.

Michael A. Jessee c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Co- Chairperson of the Valuation Committee	Term: Indefinite Appointed: 7/16 Elected: 12/18	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 - 2009); Trustee, Randolph-Macon College (2004-2016).	63	None.

Interested Trustee(1)

Ellen M. Needham(2) SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Trustee and President	Term: Indefinite Elected: 12/18	Chairman, SSGA Funds Management, Inc. (March 2020 - present); President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).	63	Board Director, SSGA SPDR ETFs Europe 1 plc (May 2020 - present); Board Director, SSGA SPDR ETFs Europe II plc (May 2020 - present).

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA FM serves as investment adviser.
(1)	The individual listed below is a Trustee who is an “interested person,” as defined in the 1940 Act, of the Trust (“Interested Trustee”).
(2)	Ms. Needham is an Interested Trustee because of her employment by SSGA FM, an affiliate of the Trust.
*	Served in various capacities and/or with various affiliated entities during noted time period.

SSGA FUNDS

OTHER INFORMATION (continued)

August 31, 2021 (Unaudited)

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Officers

ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	President, Trustee	Term: Indefinite Elected: 10/12	Chairman, SSGA Funds Management, Inc. (March 2020 - present); President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).

BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).

ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - present) *; Managing Director, State Street Global Advisors (April 2005 - present).*

CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*

DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).

ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 YOB: 1966	Deputy Treasurer	Term: Indefinite Elected: 9/17	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Fund Controller at GE Asset Management Incorporated (April 2011 - July 2016).

DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1971	Assistant Treasurer	Term: Indefinite Elected: 11/20	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011-July 2017).*

BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1973	Chief Compliance Officer, Anti-Money Laundering Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present).*

SEAN O’MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Chief Legal Officer	Term: Indefinite Elected: 8/19	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 – present).

SSGA FUNDS

OTHER INFORMATION (continued)

August 31, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB:1974	Secretary	Term: Indefinite Elected: 9/20	Vice President and Senior Counsel, State Street Global Advisors (October 2019 – present); Vice President and Counsel at Eaton Vance Corp (October 2010 – October 2019)

DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston,MA 02210 YOB:1985	Assistant Secretary	Term: Indefinite Elected: 8/19	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (August 2015 - April 2019); Associate, Ropes & Gray LLP (November 2012 - August 2015).

TIMOTHY COLLINS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Assistant Secretary	Term: Indefinite Elected: 9/21	Vice President and Senior Counsel, State Street Global Advisors (August 2021 - present); Vice President and Managing Counsel, State Street Corporation (March 2020 - August 2021) and Vice President and Senior Counsel (April 2018 - March 2020); Counsel, Sutton Place Investments (January 2010 - March 2018).

*	Served in various capacities and/or with various affiliated entities during noted time period.

The Statement of Additional Information (SAI) includes additional information about the Trust’s trustees and officers and is available, without charge, upon request and by calling 1-877-521-4083.

[This Page Intentionally Left Blank]

SSGA Funds

One Iron Street

Boston, Massachusetts 02210

(800) 997-7327

Trustees

John R. Costantino

Michael F. Holland

Michael A. Jessee

Ellen M. Needham

Donna M. Rapaccioli

Patrick J. Riley

Richard D. Shirk

Bruce D. Taber

Investment Adviser and Administrator

SSGA Funds Management, Inc.

One Iron Street

Boston, MA 02210

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer and Dividend Paying Agent

DST Asset Manager Solutions Inc.

State Street Global Advisors

P.O. Box 219737

Kansas City, MO 64121-9737

Distributor

State Street Global Advisors Funds Distributors, LLC

One Iron Street

Boston, Massachusetts 02210

Sub-Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Distributor: State Street Global Advisors Funds Distributors, LLC, member FINRA, SIPC, an indirect wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSGA Funds pay State Street Bank and Trust Company for its services as custodian and shareholder servicing agent and pay SSGA Funds Management, Inc. for investment advisory and administrator services.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

SSGAISSAR

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, SSGA Funds (the “Trust,” “Fund Entity” or “Registrant”) has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code”). That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that the Registrant files with, or submits to, the U.S. Securities Exchange Commission (the “SEC”) and in other public communications made by the Registrant; (3) compliance with applicable laws and governmental rules and regulations; (4) the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and (5) accountability for adherence to the Code. For the period covered by the report, the Code was combined with other mutual funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). The Registrant has not made any amendments to the Code that relates to any element of the code of ethics definition set forth in Item 2(b) of Form N-CSR during the covered period. The Registrant has not granted any waivers from any provisions of the Code during the covered period. A copy of the Code is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Trust’s Board of Trustees (the “Board”) has determined that the Trust has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its audit committee (the “Audit Committee”): Messrs. Michael F. Holland, Richard D. Shirk and John R. Costantino and Ms. Donna M. Rapaccioli. Each of the “audit committee financial experts” is “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or the Board.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended August 31, 2021 and August 31, 2020, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP (“E&Y”), the Trust’s principal accountant, for the audit of the Trust’s annual financial statements or services normally provided by E&Y in connection with the Trust’s statutory and regulatory filings and engagements were $84,270 and $109,376, respectively.

(b)	Audit-Related Fees

For the fiscal years ended August 31, 2021 and August 31, 2020, there were no fees for assurance and related services by E&Y reasonably related to the performance of the audit of the Trust’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees

For the fiscal years ended August 31, 2021 and August 31, 2020, the aggregate tax fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns were $18,981 and $36,152, respectively.

(d)	All Other Fees

For the fiscal years ended August 31, 2021 and August 31, 2020, there were no fees billed for professional services rendered by E&Y for products and services provided by E&Y to the Trust, other than the services reported in paragraphs (a) through (c).

For the fiscal years ended August 31, 2021 and August 31, 2020, the aggregate fees for professional services rendered by E&Y for products and services provided by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that (i) relate directly to the operations and financial reporting of the Trust and (ii) were pre-approved by the Audit Committee were approximately $7,321,519 and $7,019,005, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The Trust’s Audit Committee Charter states the following with respect to pre-approval procedures:

The Audit Committee shall have the following duties and powers:

•

To pre-approve engagements by a Fund Entity’s independent auditor for non-audit services to be rendered to the Fund’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

•

To establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditor as required by paragraph (b) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to the requirement that the decision of any member to whom authority is delegated to pre-approve an activity shall be presented to the full Audit Committee at its next scheduled meeting;

Alternate Pre-Approval Procedure:

•

The Chairperson, or a Co-Chairperson, of the Audit Committee is authorized to pre-approve any engagement involving the Fund Entity’s independent auditors to the same extent as the Audit Committee. Any pre-approval decision by the Chairperson, or a Co-Chairperson, under the foregoing authority shall be presented to the Audit Committee at its next scheduled meeting.

(e)(2)	Percentages of Services

None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period of time for which such rule was effective.

(f)	Not applicable.

(g)	Total Fees Paid By Adviser and Certain Affiliates

The aggregate non-audit fees billed for by E&Y for services rendered to the Trust and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Trust were as follows:

	FY 2021 (in millions)	FY 2020 (in millions)
Non audit services billed to:
Registrant:	See Item 4(c)	See Item 4(c)
Investment Adviser:	—	—
Other entities in the Investment Company Complex (1)(2):
Audit Related Fees	$18.4	$15.2
Tax Fees	$4.4	$5.8
All Other Fees	$14.5	$14.2

(1) Information is for the calendar years 2021 and 2020, respectively.

(2)  Services under the caption Audit-Related Fees consisted principally of reports on the processing of transactions by servicing organizations, audits of employee benefit plan, non-statutory audits and due diligence procedures. Services under the caption Tax Fees consisted principally of expatriate, compliance and corporate tax advisory services. Services under the caption All Other Fees primarily related to statutory and financial statement audits and the requirement to opine on the design and operating effectiveness of internal control over financial reporting.

(h)

E&Y notified the Trust’s Audit Committee of all non-audit services that were rendered by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Trust, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Trust’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)	Evaluation of Disclosure Controls and Procedures.

SSGA Funds (the “Registrant”) maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission (“SEC”). Such information is accumulated and communicated to the Registrant’s Management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s Management recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this report on Form N-CSR, Management, including the Registrant’s principal executive officer and principal financial officer, evaluated the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act). Based upon that evaluation and subject to the foregoing, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures for the State Street Defensive Emerging Markets Equity Fund (the “Fund”) were not effective as of August 31, 2021, due to a material weakness in its internal controls over financial reporting described below.

Material Weakness in Internal Controls over Financial Reporting

Management identified a material weakness in the Registrant’s internal controls over financial reporting during the preparation and audit of the Fund’s annual financial statement for the year-ended August 31, 2021, specific to the reconciliation between the Fund’s custody and accounting books and records that assist in determining the reliability of the value of a security held by the Fund. Management identified a security that had been deemed worthless and removed from the Fund’s accounting books and records; however, the security remained on the Fund’s custodial records because the Fund did not sell the security. The controls were insufficiently designed to reconcile the Fund’s accounting and custodial records in order to continue to reliably value the security. Accordingly, Management has determined that this control deficiency constitutes a material weakness.

Remediation of Material Weakness in Internal Controls over Financial Reporting

Management has remediated this material weakness. The steps Management took to remediate the material weakness included: i) the enhancement and redesign of the controls over a fund’s portfolio holdings reconciliation, and ii) implementation of enhanced internal controls to ensure each security on a fund’s custodial records remains on the fund’s accounting records so it can be reliably valued or until such time as the security may be appropriately removed from both sets of records. These steps allow existing valuation controls to be applied in the normal course of business to all fund securities, including ones deemed worthless.

Management believes that the added controls described above serve to remediate the control deficiency described within this Item. Management will continue to review and monitor these enhanced controls to ensure they are operating effectively and provide for the intended strengthening of internal controls over financial reporting. Given the review and action it has taken, Management considers the material weakness sufficiently remediated.

(b)	Changes in Internal Controls.

Other than the enhancements to controls noted above, there have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)	Certifications of principal executive officer and principal financial and accounting officer of the Trust as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable.

(b)

Certifications of principal executive officer and principal financial and accounting officer of the Trust as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	SSGA FUNDS

By:	/s/ Ellen M. Needham
Ellen M. Needham
President

Date:	November 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President (Principal Executive Officer)

Date:	November 24, 2021

By:	/s/ Bruce S. Rosenberg
Bruce S. Rosenberg
Treasurer (Principal Financial and Accounting Officer)

Date:	November 24, 2021